SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you the Franklin Custodian Funds, Inc. semiannual report for the period ended March 31, 1999.

Rarely have we witnessed the magnitude of divergence among the U.S. equity, bond and Treasury markets that we experienced during the period under review. On October 8, 1998, Treasury bond prices were at heights not seen since 1967, while the U.S. equity markets were posting negative returns for 1998, and corporate and municipal securities had seen a temporary decline in their value. This was due to a number of different factors, ranging from the financial crises that impacted countries in Asia, Latin America and Eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of unregulated hedge funds' investment activities in third quarter 1998. By the end of the six-month period, the U.S. markets had reversed course, with equity markets reaching new highs. Outside the U.S., the global problems affected the world's major economies, to widely varying degrees. Whereas the U.S. economy showed surprising resilience, others, most notably many of the European economies, succumbed to the pressures brought on by the currency crisis.

AN ISLAND OF SOLID GROWTH ...

The U.S. economy was a bastion of growth during the reporting period, responding enthusiastically to the Federal Reserve Board's (the Fed's) cuts to the federal funds target rate, which lowered it to 4.75% on November 17, 1998.

CONTENTS

Shareholder Letter .............   1

Fund Reports

 Franklin DynaTech Fund ........   5
 Franklin Growth Fund ..........   9
 Franklin Income Fund ..........  14
 Franklin U.S. Government

 Securities Fund ...............  20
 Franklin Utilities Fund .......  26

Financial Highlights &
Statement of Investments .......  30

Financial Statements ...........  56

Notes to
Financial Statements ...........  62

This mountain chart shows the annualized quarterly percentage growth of the United States gross domestic product for 1996, 1997 and 1998.

    QUARTER            U.S. GDP GROWTH
    -------            ---------------
    1Q '96                   3.3%
    2Q '96                   6.1%
    3Q '96                   2.1%
    4Q '96                   4.2%
    1Q '97                   4.2%
    2Q '97                   4.0%
    3Q '97                   4.2%
    4Q '97                   3.0%
    1Q '98                   5.5%
    2Q '98                   1.8%
    3Q '98                   3.7%
    4Q '98                   6.0%

(Caption: The U.S. economy was resilient in the face of the world economic problems.)

*Source: Bureau of Economic Analysis.

The overall economy, as measured by U.S. gross domestic product (GDP), grew at an annualized rate of 6.0% for the fourth quarter of 1998, and 3.9% for all of 1998.

U.S. consumers continued to fuel the economy. With rising stock prices and unemployment running at approximately 4.2% -- the lowest in decades -- American consumers were in the mood to spend, and they did. Retail sales and the housing market were robust during the period under review.

In the workplace, productivity surged 4.6% in the fourth quarter of 1998, the strongest showing in six years. The vigorous productivity gains were especially beneficial to the economy, as increasing productivity is vital to controlling inflation in a fast-growing economy. As a result, inflation, as measured by the Consumer Price Index, increased just 1.6% in 1998.

This is not to say that the U.S., and more specifically the U.S. markets, were immune to the world's problems. The now infamous "Asian contagion" and emerging market crisis rocked the U.S. equity markets early in the reporting period;

This mountain chart shows the Dow Jones Industrial Average from 9/30/98-3/31/99.

       DATE               DOW JONES INDUSTRIAL AVERAGE
       ----               ----------------------------
     9/30/98                        7842.62
     10/1/98                        7632.53
     10/2/98                        7784.69
     10/5/98                        7726.24
     10/6/98                        7742.98
     10/7/98                        7741.69
     10/8/98                        7731.91
     10/9/98                        7899.52
     10/12/98                       8001.47
     10/13/98                       7938.14
     10/14/98                       7968.78
     10/15/98                       8299.36
     10/16/98                       8416.76
     10/19/98                       8466.45
     10/20/98                       8505.85
     10/21/98                       8519.23
     10/22/98                       8533.14
     10/23/98                       8452.29
     10/26/98                       8432.21
     10/27/98                       8366.04
     10/28/98                       8371.97
     10/29/98                       8495.03
     10/30/98                        8592.1
     11/2/98                        8706.15
     11/3/98                        8706.15
     11/4/98                        8783.14
     11/5/98                        8915.47
     11/6/98                        8975.46
     11/9/98                        8897.96
     11/10/98                       8863.98
     11/11/98                       8823.82
     11/12/98                       8829.74
     11/13/98                       8919.59
     11/16/98                       9011.25
     11/17/98                       8986.28
     11/18/98                       9041.11
     11/19/98                       9056.05
     11/20/98                       9159.55
     11/23/98                       9374.27
     11/24/98                       9301.15
     11/25/98                       9314.28
     11/27/98                       9333.08
     11/30/98                       9116.55
     12/1/98                        9133.54
     12/2/98                        9064.54
     12/3/98                        8879.68
     12/4/98                        9016.14
     12/7/98                        9070.47
     12/8/98                        9027.98
     12/9/98                        9009.19
     12/10/98                       8841.58
     12/11/98                       8821.76
     12/14/98                        8695.6
     12/15/98                        8823.3
     12/16/98                        8790.6
     12/17/98                       8875.82
     12/18/98                       8903.63
     12/21/98                       8988.85
     12/22/98                       9044.46
     12/23/98                       9202.03
     12/24/98                       9217.99
     12/28/98                       9226.75
     12/29/98                       9320.98
     12/30/98                       9274.64
     12/31/98                       9181.43
      1/4/99                        9184.27
      1/5/99                        9311.19
      1/6/99                        9544.97
      1/7/99                        9537.76
      1/8/99                        9643.32
     1/11/99                        9619.89
     1/12/99                        9474.68
     1/13/99                        9349.56
     1/14/99                        9120.93
     1/15/99                        9340.55
     1/19/99                        9355.22
     1/20/99                        9335.91
     1/21/99                        9264.08
     1/22/99                        9120.67
     1/25/99                        9203.32
     1/26/99                        9324.58
     1/27/99                        9200.23
     1/28/99                        9281.33
     1/29/99                        9358.83
      2/1/99                         9345.7
      2/2/99                        9274.12
      2/3/99                        9366.81
      2/4/99                         9304.5
      2/5/99                        9304.24
      2/8/99                        9291.11
      2/9/99                        9133.03
     2/10/99                        9177.31
     2/11/99                        9363.46
     2/12/99                        9274.89
     2/16/99                        9297.03
     2/17/99                        9195.47
     2/18/99                        9298.63
     2/19/99                        9339.95
     2/22/99                        9552.68
     2/23/99                        9544.42
     2/24/99                        9399.67
     2/25/99                        9366.34
     2/26/99                        9306.58
      3/1/99                        9324.78
      3/2/99                        9297.61
      3/3/99                        9275.88
      3/4/99                         9467.4
      3/5/99                        9736.08
      3/8/99                        9727.61
      3/9/99                        9693.76
     3/10/99                        9772.84
     3/11/99                        9897.44
     3/12/99                        9876.35
     3/15/99                        9958.77
     3/16/99                        9930.47
     3/17/99                        9879.41
     3/18/99                        9997.62
     3/19/99                        9903.55
     3/22/99                        9890.51
     3/23/99                        9671.83
     3/24/99                        9666.84
     3/25/99                        9836.39
     3/26/99                        9822.24
     3/29/99                        10006.78
     3/30/99                        9913.26
     3/31/99                        9786.16

(Caption: The U.S. stock market at first succumbed to the world's problems, only to surge later.)

*Source: Dow Jones & Company.


however, they soared to all-time highs in the ensuing six months. On March 29, 1999, the Dow Jones(R) Industrial Average closed above the 10000 milestone for the first time. U.S. Treasury securities, on the other hand, behaved in the opposite manner. In October, yields fell to 32-year lows as investors sought the safety of such securities, but climbed, as investors became more comfortable with the world financial outlook. Bond prices and yields move in opposite directions so that as bond prices fall, yields rise. On March 31, 1999, the 30-year Treasury bond yield was 5.62%.

 ... IN A GLOBAL SEA OF ECONOMIC TURBULENCE.

Economic growth elsewhere in the world was sporadic during the six months under review. European countries experienced strong growth throughout 1998, due to an increasingly flexible workforce and the anticipation of the launch of the common currency, the euro, which should make it easier for companies in different countries to conduct business. The smaller European economies, such as Ireland and Spain, were particularly strong. However, in the first quarter of 1999, growth in many European countries slowed dramatically, even raising fears of a continent-wide recession. In late March, the European Commission, the executive body of the 15-country European Union (EU), cut its growth forecast for the 1999 EU GDP to 2.2%, from 2.6% it projected in October.

Meanwhile, the emerging economies of Southeast Asia and Latin America, troublesome regions for international investors over the past two years, stabilized and even showed signs of improvement during the period under review. This was most apparent in Asia, where Thailand and Korea began to shake off the crisis that had overwhelmed them for most of the past two years.

In Latin America, Brazil caused the greatest concern when it devalued its currency, the real, in January and soon after, let it float freely, causing it to sink further. However, toward the close of the reporting period, Brazil passed important legislation designed to improve its financial position and reached an agreement with the International Monetary Fund (IMF) that allowed the country to borrow money if and when it was needed. This propelled the Brazilian market, the Bovespa, to its highest level in eight months, at the end of the reporting period.

Even Japan, the perennial laggard of the `90s, displayed signs of improvement during the six-month period. After delaying sorely needed, but painful, reforms for much of the decade, the Japanese government passed legislation meant to shore up the country's shaky financial system. Concurrently, the Bank of Japan drove interest rates nearly to zero, in an effort to provide liquidity to stimulate the economy.

LOOK TO THE HORIZON

Such uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Custodian Funds, Inc. and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
President

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND


[FUND CATEGORY PYRAMID GRAPHIC]


Your Fund's Goal: Franklin DynaTech Fund seeks capital appreciation by investing primarily in companies emphasizing technological development.

In the fall 1998, the Federal Reserve Board (the Fed) took action to reignite U.S. economic growth by lowering the federal funds target rate and the discount rate. Although economic growth at the time was still slow, many investors' perceptions of better times ahead propelled the markets to record highs. From the October 1998 low to the March 1999 high, the Standard & Poor's(R) 500 (S&P 500(R)) Stock Index appreciated 37.2%. Within this environment, Franklin DynaTech Fund - Class A shares produced a +23.77% cumulative total return for the six months ended March 31, 1999. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We were pleased with a recent Wall Street Journal article that reported on the findings of the Modigliani-Modigliani measure, a methodology that puts funds on a level playing field of risk. The measure found Franklin DynaTech Fund performed favorably relative to 36 other technology funds, when taking risk into account. According to the risk-adjustment methodology, technology funds, by themselves, are about 85% more volatile than the S&P 500, while Franklin DynaTech Fund was slightly less volatile than the S&P 500.*

During the reporting period, the fund was quite active, and we purchased a significant number of companies that fit our criteria -- those we believe have long-term growth potential. While we were diligently investing our cash reserves, new money entered the fund faster than we were able to find appropriate investments because the market was so highly valued. As a result, the fund had substantial cash reserves at the end of the reporting period, comprising approximately 58.2% of total net assets.


*Source: The Wall Street Journal, "How to Select a Tech Mutual Fund," 2/26/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 31 of this report.

This chart shows the portfolio breakdown based on the percentage of total net assets on 3/31/99 for the Franklin DynaTech Fund.

Software                                 8.67%
Semiconductors                           8.59%
Pharmaceuticals                          4.09%
Networking                               3.96%
Telecommunication Equipment              3.40%
Computers                                2.75%
Media & Entertainment                    2.11%
Telecommunication Services               2.09%
Data Processing                          0.87%
Financial                                0.59%
Other                                    4.68%
Cash And Equivalents                    58.20%

During the six months under review, the Internet was the most exciting area of technology in which your fund participated. This new information medium, over a very short period of time, has revolutionized the way people and businesses worldwide communicate and conduct commerce. Furthermore, Internet usage most likely will continue its rapid expansion. IDC, an industry market research firm, estimates that the number of Internet users will increase from 142.9 million today to more than 328.5 million in 2002. We purchased some larger, well-known companies in this emerging growth industry, such as America Online Inc. (AOL) and Amazon.com Inc. AOL is considered by many as the premier company in the Internet industry. As the leading Internet Service Provider, AOL offers a strong brand franchise, extensive content and significant commercial opportunities. Amazon.com is the leading online retailer, offering books, music and video.

We participated in the initial public offerings (IPOs) of a few, smaller, niche Internet companies, including VerticalNet Inc., Vignette Corp. and iVillage Inc. VerticalNet, a niche player in the online arena, provides vertical trade community web sites, catering to professionals by offering industry news, product information, directories, job listings and discussion forums on specific industries. Vignette is a developer of Internet relationship management software that allows companies to personalize and customize web pages. Finally, iVillage is a leading online women's network, tailored to the interests and needs of women aged 25 to 49, who traditionally make a majority of household purchases.

We continued to find the cable, wireless communications and satellite-based communications areas of technology to be interesting. During the reporting period, we purchased United Pan-Europe Communications N.V., a Netherlands-based cable company, serving more than 3.5 million subscribers in Europe and Israel. New holdings in the wireless communications industry were Nextel Communications Inc. and Sprint Corp. (PCS Group), leaders in providing wireless telecommunications to businesses and individuals, respectively. We also bought shares of Hughes Electronics, a subsidiary of General Motors Corp. and a global provider and manufacturer of communications satellite-based video, data and telephony services.

This chart shows the top 10 holdings based on the percentage of total net assets on 3/31/99 for the Franklin DynaTech Fund.

Intel Corp.                         7.34%
Microsoft Corp.                     7.12%
Cisco Systems Inc.                  3.26%
Motorola Inc.                       2.26%
Hewlett-Packard Co.                 1.50%
Warner-Lambert Co.                  1.32%
Compaq Computer Corp.               1.26%
MCI WorldCom Inc.                   0.98%
Schering-Plough Corp.               0.97%
Liberty Media Group                 0.70%


Looking forward, we believe it will take time for market fundamentals, specifically gains in corporate earnings, to catch up with the market's rise. We are closely monitoring corporate earnings growth, as recent earnings have been lackluster at best, and Wall Street analysts estimate a modest 4%-6% increase for the S&P 500 Index in 1999. With this in mind, we remain cautious regarding the market. We are concerned that only a few large companies are propelling the index averages to new highs, while a majority of stocks remain depressed. For example, on March 31, 1999, about 37% of the NYSE stocks were 30% below their 1997-1998 market highs and approximately 90% of NASDAQ stocks were below their previous highs. If history is a guide, then the market may be volatile until this situation is resolved. Our ample cash reserves may become increasingly important, as they tend to provide investors with some stability when markets trend downward and most importantly, buying power for the fund to take advantage of opportunities as they arise.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.


/s/ Lisa Costa

Lisa Costa
Portfolio Management Team
Franklin DynaTech Fund

FRANKLIN DYNATECH FUND

CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

Class A                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                +$3.97           $21.81    $17.84

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.2433

Class C                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                +$3.91           $21.44    $17.53

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.1564

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE

                                                                             INCEPTION
CLASS A                          6-MONTH      1-YEAR     5-YEAR     10-YEAR   (1/1/68)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)       +23.77%      +24.61%    +166.56%   +408.22%   +1947.00%
Average Annual Total Return(2)   +16.64%      +17.45%     +20.23%    +16.96%      +9.93%
Value of $10,000 Investment(3)   $11,664     $11,745     $25,127    $47,914    $192,808

                                 3/31/95     3/31/96     3/31/97    3/31/98     3/31/99
----------------------------------------------------------------------------------------
One-Year Total Return(4)          +12.18%     +20.90%     +25.31%    +25.87%     +24.61%

                                                                               INCEPTION
CLASS C                                                   6-MONTH    1-YEAR    (9/16/96)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +23.29%    +23.58%     +73.43%
Average Annual Total Return(2)                            +21.05%    +21.33%     +23.74%
Value of $10,000 Investment(3)                           $12,105    $12,133     $17,167


                                                                     3/31/98     3/31/99
----------------------------------------------------------------------------------------
One-Year Total Return(4)                                             +24.44%     +23.58%


             Past performance is not predictive of future results.

FRANKLIN GROWTH FUND

[PYRAMID GRAPHIC]

Your Fund's Goal: Franklin Growth Fund seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.

During the period under review, the U.S. economy performed strongly by almost any measure. Gross domestic product (GDP) grew at an astounding 6.0% annualized rate in fourth quarter 1998, and 3.9% for all of 1998. Inflation remained subdued, increasing 1.6% in 1998, and unemployment remained at its lowest level in 29 years, 4.2%, at the end of the reporting period. The U.S. economic expansion is now in its eighth year, and growth projections for first quarter 1999 are approximately 3% or slightly more.

The U.S. stock markets performed strongly during the six months under review. Following two sharp market sell-offs during the summer and early fall, the Dow Jones Industrial Average soared above 10000, a significant milestone, near the end of March. The Standard & Poor's (S&P 500) Stock Index, a broader measure of the market, performed similarly, rising to 1286.37 on March 31, 1999, from 1017.01, at the beginning of the period. However, the averages do not tell the real story. The markets' advances over the past six months were led by a small number of stocks, while most stocks were still below their highs set in April 1998. This narrow market breadth meant that it was difficult for us to match the averages, as we remain committed to a diversified portfolio. In this environment, Franklin Growth Fund's Class A shares posted a cumulative total return of +16.17% from September 30, 1998, to March 31, 1999, compared with 27.3% for the S&P 500. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The unmanaged S&P 500 includes reinvested dividends, and one cannot invest directly in an index.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.

This chart shows the top 10 industries based on the percentage of total net assets on 3/31/99 for the Franklin Growth Fund.

Pharmaceuticals                        13.62%
Transportation                         10.72%
Computer Hardware                       4.94%
Health Care - Diversified               4.80%
Diversified Manufacturers               4.39%
Aerospace/Defense                       4.19%
Data Services                           3.37%
Energy/Energy Services                  3.03%
Media and Broadcasting                  3.03%
Retail                                  2.22%

Our sector allocations changed slightly during the period. Pharmaceuticals remained the fund's largest holding, comprising 13.62% of total net assets at the end of the reporting period. Pharmaceutical companies Schering-Plough Corp. and Pfizer Inc. continued to be the fund's largest holdings, making up almost 8% of total net assets. While these companies' stocks were expensive relative to their earnings, they have strong earnings growth and are benefiting from the aging world population.

We made purchases in a wide range of sectors where we perceived there was value. Positions added to the portfolio in the period included conglomerate Textron Inc., cruise line operator Carnival Corp., conglomerate Canadian Pacific Ltd., American Power Conversion Corp. and Providence and Worcester Railroad Co. We added to existing positions when we felt the stock did not fully reflect the company's underlying value. Some important companies in this category included V.F. Corp., Mattel Inc., Boeing Co., Deere and Co., Teleflex Inc., Tiffany and Co., Apple Computer Inc., USA Networks Inc., Sun Microsystems Inc. and American Greetings Corp.

We found value in the airline sector and increased that sector's allocation to 9.66% of total net assets at the end of the period, compared with 5.7% on September 30, 1998. We felt that the stocks were inexpensive, even given the possibility of lower earnings in the future. We believe the market did not fully recognize the airlines' fine job of improving their balance sheets while keeping ticket prices stable. Specifically, they were conservative about expanding their fleets in the economic expansion, thus keeping their expenses down. Furthermore, the airlines improved their finances and lowered their debt, which is important in the new environment of less government regulation. Given the stronger-than-expected U.S. economy, we felt the stocks were severely underpriced, and assuming that economic forecasts are correct, should go higher as Wall Street confidence in these companies grows. On March 31, 1999, three of the fund's top ten holdings were airlines -- AMR Corp., UAL Corp. and Delta Air Lines Inc. We have held positions in these companies for quite some time, and purchased more during the period. We also increased our positions in KLM Royal Dutch Air, British Airways PLC and Northwest Airlines Corp., while adding Alaska Air Group Inc. and U.S. Airways Group Inc. to the portfolio.

Although no particular sector stood out during the reporting period, there were several individual stocks that increased significantly. The five largest gainers in the six-month period were Immunex Corp., 201%; Tiffany, 138%; Sun Microsystems, 151%; Nielsen Media Research Inc., 141%; and USA Networks, 84%.

Looking forward, we are cautious about the market. We see minimal year-over-year earnings growth in 1999, which we believe cannot support the high prices of some stocks indefinitely. However, the large amount of new money coming into the market could propel top-performing companies to even higher prices. With only a very few number of stocks going up recently, we also see opportunities. We feel there are many stocks that are well off their highs or have been undeservedly punished. With 28.9% of the fund's total net assets in cash and cash equivalents, we are prepared to take advantage of these opportunities.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ V. Jerry Palmieri

V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

This chart shows the top 10 holdings and industry based on the percentage of total net assets on 3/31/99 for the Franklin Growth Fund.

Schering-Plough Corp.                                     4.05%
Health Technology
Pfizer Inc.                                               3.61%
Health Technology
Delta Air Lines Inc.                                      2.83%
Transportation
Time Warner Inc.                                          2.59%
Consumer Services
AMR Corp.                                                 2.15%
Transportation
Tiffany and Co.                                           2.13%
Retail Trade
Computer Sciences Corp.                                   2.02%
Technology Services
International Business Machines Corp.                     2.02%
Electronic Technology
UAL Corp.                                                 1.90%
Transportation
Bristol-Myers Squibb Co.                                  1.67%
Health Technology

FRANKLIN GROWTH FUND

CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

Class A                                        Change           3/31/99   9/30/98
----------------------------------------------------------------------------------
Net Asset Value                                +$3.94            $32.52   $28.58

                                               Distributions
                                               -----------------------------------
Dividend Income                                $0.4397
Long-Term Capital Gain                         $0.1668
Short-Term Capital Gain                        $0.0418
TOTAL                                          $0.6483

Class B                                        Change           3/31/99   1/1/99
----------------------------------------------------------------------------------
Net Asset Value                                +$1.01            $32.47   $31.46

Class C                                        Change           3/31/99   9/30/98
----------------------------------------------------------------------------------
Net Asset Value                                +$3.91           $32.02    $28.11

                                               Distributions
                                               -----------------------------------
Dividend Income                                $0.2693
Long-Term Capital Gain                         $0.1668
Short-Term Capital Gain                        $0.0418
TOTAL                                          $0.4779

Advisor Class                                  Change           3/31/99   9/30/98
----------------------------------------------------------------------------------
Net Asset Value                                +$3.91            $32.54   $28.63

                                               Distributions
                                               -----------------------------------
Dividend Income                                $0.5083
Long-Term Capital Gain                         $0.1668
Short-Term Capital Gain                        $0.0418
TOTAL                                          $0.7169

             Past performance is not predictive of future results.

PERFORMANCE

                                                                                INCEPTION
CLASS A                            6-MONTH     1-YEAR      5-YEAR     10-YEAR    (3/31/48)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)          +16.17%     +13.93%   +158.41%   +306.06%   +24,982.64%
Average Annual Total Return(2)       +9.50%      +7.37%    +19.49%    +14.36%       +11.31%
Value of $10,000 Investment(3)     $10,950     $10,737    $24,358    $38,258    $2,366,955

                                   3/31/95    3/31/96     3/31/97    3/31/98       3/31/99
-------------------------------------------------------------------------------------------
One-Year Total Return(4)            +20.43%    +33.44%     +10.81%    +27.36%       +13.93%

                                                                                 INCEPTION
CLASS B                                                                           (1/1/99)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                          +3.24%
Aggregate Total Return(2)                                                           -0.76%
Value of $10,000 Investment(3)                                                     $9,924

                                                                                 INCEPTION
CLASS C                                        6-MONTH    1-YEAR     3-YEAR       (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +15.69%     +13.03%    +57.10%     +102.90%
Average Annual Total Return(2)                 +13.56%     +10.92%    +15.86%      +19.49%
Value of $10,000 Investment(3)                $11,356     $11,092    $15,551      $20,087

                                                          3/31/97    3/31/98      3/31/99
-------------------------------------------------------------------------------------------
One-Year Total Return(4)                                    +9.97%    +26.38%      +13.03%

                                                                               INCEPTION
ADVISOR CLASS(5)                   6-MONTH     1-YEAR      5-YEAR    10-YEAR   (3/31/48)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)          +16.29%    +14.17%    +159.67%   +308.03%  +25,104.16%
Average Annual Total Return(2)      +16.29%    +14.17%     +21.03%    +15.10%      +11.45%
Value of $10,000 Investment(3)     $11,629    $11,417     $25,967    $40,803   $2,520,416

                                   3/31/95    3/31/96     3/31/97    3/31/98    3/31/99
-------------------------------------------------------------------------------------------
One-Year Total Return(4)            +20.43%    +33.44%     +10.91%    +27.60%      +14.17%





1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.25% and +18.85% respectively.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN INCOME FUND

[PYRAMID GRAPHIC]

Your Fund's Goal: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

The U.S. stock market rebounded from weakness in September as investor concerns over slowing domestic growth and international economic turmoil subsided. Stronger economic reports, however, weighed on the bond market and drove the yield on the 30-year Treasury bond up to 5.62% at the end of the reporting period.

Looking at the fund's asset mix, the corporate and foreign bond sectors performed well over the period, contributing to an increase in the fund's bond weighting. The fund's bond weighting increased from 51.5% of total net assets on September 30, 1998, to 55.5% on March 31, 1999. The stock weighting decreased from 42.3% of total net assets to 39.6% during the same period, due in large part to a decrease in value of our utility stock holdings, resulting from an increase in interest rates. The fund's cash position declined from 6.2% of total net assets, to 4.9% over the six-month period.

The fund's bond holdings consisted of corporate, foreign and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting, increased to 24.7% of total net assets at the end of the period, compared with 24.0% on September 30, 1998. This was largely a result of the rebound in sector performance and net purchases during the period. We were active with the fund's corporate bonds, selling positions that appeared fully valued and selectively redeploying assets in securities with more attractive valuations, yields and relatively defensive characteristics. New corporate bond positions include issues from Revlon Consumer Products Corp., Doane Pet Care Co. and oil services company R&B Falcon Corp.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 42 of this report.

After a strong performance during most of 1998, Treasury bonds reacted negatively to reports of continued strong economic growth and fading concerns of international economic turmoil. However, the current absence of inflationary pressures will likely keep rates from rising significantly. We therefore maintained the fund's U.S. government bond positions at 15.1% of total net assets at the end of the reporting period.

Foreign bonds performed well during the reporting period, rebounding from weakness in 1998 as concerns about international economic problems diminished. Although challenges remain for many developing countries, important steps have been taken to reform financial and political systems to provide stability and sustained growth in the future. South Korea is a good example of the changes taking place as government officials take steps to reform the country's banking system and corporate governance structure. The government's success is evidenced by the recent award of investment grade ratings from three investment rating firms, causing the fund's Korean bonds to appreciate above par value. We also hold a position in dollar denominated Brazil Brady Bonds. Brazil is making progress on fiscal reforms and recent developments are encouraging.

The fund's equity sectors delivered mixed results during the six months under review. After solid performance over the past two years, utility stocks retreated as reports of economic strength drove U.S. interest rates higher. We continue to believe utility stocks offer attractive yields and value relative to the broader stock market, as well as improving opportunities for growth from companies that are successfully adapting to a deregulated environment.

The fund's cable and telecommunications stocks turned in a strong performance during the period, prompting us to take profits in the sector, by selling the fund's holdings in CSC Holdings Inc. (Cablevision Systems Corp.) and MediaOne Group, Inc. convertible preferred stocks.


"We continue to believe utility stocks offer attractive yields and value relative to the broader stock market. ..."

This chart shows the portfolio breakdown based on the percentage of total net assets on 3/31/99 for the Franklin Income Fund.

Corporate Bonds                                    24.7%
Utility Stocks                                     24.5%
U.S. Government Bonds & Notes                      15.1%
Foreign Bonds                                      14.0%
Real Estate Stocks                                  3.7%
Oil & Gas Stocks                                    3.0%
Gold and other Metal Stocks                         2.2%
Consumer Goods Stocks                               2.1%
Telecommunication Service Stocks                    1.2%
Other Stocks and Bonds                              4.6%
Cash                                                4.9%


The fund's gold, energy and real estate stock sectors experienced declines during the period related to supply and demand concerns. However, energy stocks rebounded in early March on news that OPEC planned to reduce oil production in an effort to increase oil prices, which rose more than 36%, from $12.28 on February 28, 1999, to $16.76 at the end of the reporting period. Although the performance of energy stocks has improved, it is likely that the sector will continue to experience strong performance at these higher energy prices.

Real estate sector performance remained sluggish during the six-month period despite solid cash flow growth and historically low valuations. We sought to take advantage of this weakness by adding to the fund's existing real estate positions including Meristar Hospitality Corp. and Glenborough Realty Trust, and initiating a position in Apartment Investment and Management Co. convertible preferred stock. These companies represented a diverse mix of property types with attractive dividend yields and valuations.

Going forward, with the stock market near all-time highs amid ongoing economic uncertainty, we remain selective with respect to new investments. We are seeking to take profits in those securities that have appreciated and no longer fit our valuation criteria and redeploy the proceeds in sectors that we believe present attractive values. We remain committed to our value-oriented approach and we will continue to be opportunistic, utilizing fundamental research as we look for investment opportunities across markets.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

This chart shows the dividend distributions for Franklin Income Fund from 10/1/98 to 3/31/99.

                                               DIVIDEND PER SHARE
                           ---------------------------------------------------------------
MONTH                      CLASS A          CLASS B*         CLASS C            ADVISOR
October                    1.5 cents           --            1.4 cents          1.53 cents
November                   1.5 cents           --            1.4 cents          1.53 cents
December                   1.5 cents           --            1.4 cents          1.53 cents
January                    1.5 cents        1.50 cents       1.4 cents          1.53 cents
February                   1.5 cents        1.40 cents       1.4 cents          1.53 cents
March                      1.5 cents        1.42 cents       1.4 cents          1.53 cents
TOTAL                      9.0 CENTS        4.32 CENTS       8.4 CENTS          9.18 CENTS

*January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson

/s/ Matt Avery

Matt Avery
Portfolio Management Team
Franklin Income Fund

FRANKLIN INCOME FUND

CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

Class A                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                -$0.09            $2.25     $2.34

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.090
Long-Term Capital Gain                         $0.012
TOTAL                                          $0.102

CLASS B                                        Change           3/31/99   1/1/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.11            $2.25     $2.36

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.0432

CLASS C                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                -$0.08            $2.26     $2.34

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.084
Long-Term Capital Gain                         $0.012
TOTAL                                          $0.096

ADVISOR CLASS                                  Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                -$0.09            $2.25     $2.34

                                               Distributions
                                               ----------------------------------
Dividend Income                                $0.0918
Long-Term Capital Gain                         $0.0120
TOTAL                                          $0.1038

             Past performance is not predictive of future results.

PERFORMANCE


                                                                                                                         INCEPTION
CLASS A                               6-MONTH          1-YEAR                5-YEAR                10-YEAR               (8/31/48)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +0.47%              -5.09%               +51.69%              +183.37%           +21,344.12%
Average Annual Total Return(2)         -3.65%              -8.99%                +7.77%               +10.51%               +11.10%
Value of $10,000 Investment(3)        $9,635              $9,101               $14,535               $27,156            $2,055,062
Distribution Rate(4)                     7.66%
30-Day Standardized Yield(5)             7.53%

                                      3/31/95             3/31/96               3/31/97               3/31/98               3/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(6)                +2.78%             +17.23%                +9.97%               +20.62%                -5.09%

                                                                                                                         INCEPTION
CLASS B                                                                                                                   (1/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                                                                    -2.85%
Aggregate Total Return(2)                                                                                                     -6.66%
Value of $10,000 Investment(3)                                                                                               $9,334
Distribution Rate(4)                7.57%
30-Day Standardized Yield(5)        7.36%

                                                                                  INCEPTION
CLASS C                                        6-MONTH      1-YEAR     3-YEAR      (5/1/95)
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +0.64%      -5.17%     +23.95%      +41.37%
Average Annual Total Return(2)                  -1.17%      -7.13%      +7.11%       +8.98%
Value of $10,000 Investment(3)                 $9,883      $9,287     $12,288      $14,008
Distribution Rate(4)                  7.37%
30-Day Standardized Yield(5)          7.28%

                                                     3/31/97    3/31/98    3/31/99
----------------------------------------------------------------------------------
One-Year Total Return(6)                             +9.39%     +19.49%    -5.17%

                                                                                   INCEPTION
ADVISOR CLASS(7)                   6-MONTH      1-YEAR     5-YEAR     10-YEAR      (8/31/48)
---------------------------------------------------------------------------------------------
Cumulative Total Return(1)           +0.55%      -4.57%    +52.26%    +184.43%    +21,424.36%
Average Annual Total Return(2)       +0.55%      -4.57%     +8.77%     +11.02%        +11.20%
Value of $10,000 Investment(3)     $10,055      $9,543    $15,226     $28,443     $2,152,436
Distribution Rate(4)                  8.16%
30-Day Standardized Yield(5)          8.01%

                            3/31/95    3/31/96     3/31/97    3/31/98    3/31/99
--------------------------------------------------------------------------------
One-Year Total Return(6)    +2.78%     +17.23%     +10.01%    +20.37%    -4.57%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on March 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

7. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.11% and +6.89% respectively.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.
                                                                              19

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

[PYRAMID GRAPHIC]


Your Fund's Goal: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.


The U.S. economy grew at a rapid pace during the reporting period, helped along by two Federal Reserve Board (the Fed) interest rate cuts. Turmoil engulfed financial markets around the world in early October, causing investors to seek out the safety and liquidity of U.S. Treasury securities. The disruptions in global and domestic markets were an outgrowth of the Asian financial crisis that developed during the summer of 1997. The combination of fragile international financial markets and reduced availability of capital in the U.S. prompted the Fed to cut the federal funds target rate to 5.00% on

This point graph compares the average annual total return measured against risk from 4/94 to 3/99 for Franklin U.S. Government Securities Fund - Class A shares vs. comparable investments.

-----------------------------------------------------------------------------------------------------------
                                                                               Risk            Return
-----------------------------------------------------------------------------------------------------------
P&R 1-Year Constant Maturity U.S. Treasury Bill                                0.83%           5.63%
P&R 3-Year Constant Maturity U.S. Treasury Note                                2.73%           6.43%
P&R 5-Year Constant Maturity U.S. Treasury Note                                4.32%           7.24%
P&R 10-Year Constant Maturity U.S. Treasury Note                               6.82%           8.76%
-----------------------------------------------------------------------------------------------------------
Franklin U.S. Government Securities Fund - Class A shares                      3.02%           7.50%
-----------------------------------------------------------------------------------------------------------

*Source: Standard & Poor's Micropal (Payden & Rygel). Indices are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of interest income and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The fund's Class A shares' average annual total return does not include the current, maximum 4.25% sales charge. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future returns.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 50 of this report.

October 15 and to 4.75% on November 17, 1998. The increased liquidity allowed the U.S. economy to forge ahead, with gross domestic product (GDP) growing at a 6.0% annualized rate during the fourth quarter of 1998. Unemployment and inflation remained near historical lows during the reporting period.

Near the end of fourth quarter 1998, it became apparent that the economy was growing more rapidly than generally anticipated, and yields on U.S. Treasury securities began to rise in response. By mid-February, concerns mounted that tight labor markets and strong consumer demand might lead the Fed to increase interest rates to prevent inflationary pressures from developing. This sent Treasury yields higher still, with the 30-year bond yield reaching a seven-month high of 5.69% on March 4, 1999.

The rise in interest rates, while unfavorable for holders of U.S. Treasury securities, was positive for some mortgage pass-through securities. The prevailing mortgage rates rose with Treasury yields, reducing the incentive for homeowners to refinance their mortgages. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate rose from 6.60% on October 1, 1998, to 6.98% on March 25, 1999. At these higher rates, prepayment risk, the risk to mortgage holders that mortgage buyers will refinance their mortgages at lower rates, was somewhat reduced. Therefore, higher-coupon pass-throughs outperformed other mortgage securities, as they are subject to more prepayment risk in a declining interest-rate environment.

This horizontal bar chart compares the yield for Franklin U.S. Government Securities Fund - Class A shares vs. comparable investments on 3/31/99.

Franklin U.S. Government Securities
Fund-Class A                                                  5.89%
Average Ginnie Mae Fund                                       5.45%
One-Year CD                                                   5.04%
Average Money Market Fund Average                             4.35%

*Sources: Standard and Poor's Micropal (The Wall Street Journal); Lipper Analytical Services; IBC All Taxable Money Market Fund Average, 3/31/99, which tracks an average of 912 taxable money market fund monthly yields, excluding capital gains. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the fund's portfolio for the 30 days ended March 31, 1999. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions.

CDs are insured by the FDIC for up to $100,000 and offer a fixed rate of return.

During the reporting period, the fund reduced its exposure to higher-coupon Government National Mortgage Association (GNMA) mortgage pass-throughs. The fund took advantage of attractive yield spreads to add to its positions of lower-coupon GNMA pass-throughs, particularly in the 6% coupon range. Lower-coupon mortgage pass-throughs are less prepayment sensitive than higher-coupon issues, while providing income advantages relative to other U.S. government securities.

In the near term, we do not expect interest rates to rise significantly higher, but remain vigilant regarding any short-term rise in rates. Franklin U.S. Government Securities Fund will continue to invest primarily in GNMA pass-through securities as we seek to achieve our goals of providing high, current income with low risk for the shareholders. The point chart on page 20 displays the fund's risk and reward profile.

This chart shows the dividend distributions for Franklin U.S. Government Securities Fund from 10/1/98 to 3/31/99.

                                                DIVIDEND PER SHARE
                           ---------------------------------------------------------------
MONTH                      CLASS A          CLASS B*         CLASS C            ADVISOR
------------------------------------------------------------------------------------------
October                    3.7 cents           --            3.38 cents         3.75 cents
November                   3.7 cents           --            3.38 cents         3.75 cents
December                   3.7 cents           --            3.38 cents         3.76 cents
January                    3.7 cents        3.70 cents       3.38 cents         3.77 cents
February                   3.7 cents        3.37 cents       3.38 cents         3.75 cents
March                      3.7 cents        3.43 cents       3.39 cents         3.77 cents
TOTAL                      22.2 CENTS       10.50 CENTS      20.29 CENTS        22.55 CENTS

*January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Jack Lemein

Jack Lemein


/s/ Roger A. Bayston

Roger A. Bayston

/s/ T. Anthony Coffey

T. Anthony Coffey
Portfolio Management Team
Franklin U.S. Government Securities Fund

FRANKLIN U.S. GOVERNMENT SECURITIES FUND


CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


Price and Distribution Information (10/1/98 - 3/31/99)

CLASS A                                    CHANGE              3/31/99   9/30/98
--------------------------------------------------------------------------------
Net Asset Value                            -$0.15               $6.84     $6.99

                                           DISTRIBUTIONS
                                           -------------------------------------
Dividend Income                            $0.222

CLASS B                                    CHANGE              3/31/99   1/1/99
--------------------------------------------------------------------------------
Net Asset Value                            -$0.07               $6.84     $6.91

                                           DISTRIBUTIONS
                                           -------------------------------------
Dividend Income                            $0.105

CLASS C                                    CHANGE              3/31/99   9/30/98
--------------------------------------------------------------------------------
Net Asset Value                            -$0.15               $6.82     $6.97

                                           DISTRIBUTIONS
                                           -------------------------------------
Dividend Income                            $0.2029

ADVISOR CLASS                              CHANGE              3/31/99   9/30/98
--------------------------------------------------------------------------------
Net Asset Value                            -$0.16               $6.84     $7.00

                                           DISTRIBUTIONS
                                           -------------------------------------
Dividend Income                            $0.2255


              Past performance is not predictive of future results.

PERFORMANCE

                                                                       INCEPTION
CLASS A                          6-MONTH   1-YEAR   5-YEAR   10-YEAR   (5/31/70)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        +1.06%   +5.75%   +43.54%  +125.69%   +710.74%
Average Annual Total Return(2)    -3.24%   +1.21%    +6.57%    +8.01%     +7.37%
Distribution Rate(3)               6.22%
30-Day Standardized Yield(4)       5.89%

                                                                       INCEPTION
CLASS B                                                                 (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +0.51%
Aggregate Total Return(2)                                                -3.45%
Distribution Rate(3)               6.02%
30-Day Standardized Yield(4)       5.61%

                                                                       INCEPTION
CLASS C                                    6-MONTH   1-YEAR   3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.78%    +5.20%  +21.69%   +31.43%
Average Annual Total Return(2)              -1.19%    +3.15%   +6.40%    +6.94%
Distribution Rate(3)               5.90%
30-Day Standardized Yield(4)       5.55%

                                                                       INCEPTION
ADVISOR CLASS(5)                 6-MONTH   1-YEAR   5-YEAR   10-YEAR   (5/31/70)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        +0.96%   +5.70%   +43.83%  +126.14%   +712.35%
Average Annual Total Return(2)    +0.96%   +5.70%    +7.54%    +8.50%     +7.54%
Distribution Rate(3)               6.61%
30-Day Standardized Yield(4)       6.26%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on March 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.97% and +7.65% respectively.


--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

[PYRAMID GRAPHIC]

This chart shows in pie chart format the portfolio breakdown based on total net assets on 3/31/99 for the Franklin Utilities Fund.

Utilities Stocks                               74.2%
Utilities Bonds                                13.3%
Convertible Securities                          6.9%
Short-Term Obligations
& Other Net Assets                              5.6%


FRANKLIN UTILITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.
--------------------------------------------------------------------------------


After significantly outperforming the S&P 500 Index during the world economic crisis in the August to October period, utility company stocks lagged other securities for most of the period under review. The underperformance was due to expectations for strong economic growth, rising interest rates and investors' continued preference for growth stocks.

Since 1995, the U.S. economy has grown strongly in the first quarter of the year, often followed by slower growth in the subsequent three quarters. We are again beginning to see that unfold for 1999; hence, investors expected strong economic growth in the first quarter, preferring growth equities and driving up interest rates. Over the six-month reporting period, the 30-year Treasury bond yield increased by 65 basis points, to 5.62% on March 31, 1999.

At the end of the reporting period, the fund had approximately 86% of total net assets in electric utility securities, 6% in telephone securities and 3% in gas. Although the asset class weightings did not change significantly from October 31, 1998, to March 31, 1999, we carefully repositioned the fund as we sought to take advantage of developing industry themes. This repositioning focused on two key themes -- deregulation and diversification -- and resulted in the addition of several new positions.

Electric industry deregulation is continuing on a state-by-state basis at a fairly steady pace, and we feel that several key fund positions are poised to take advantage of near-term legislative and regulatory rulings. We anticipate that electric industry deregulation, like deregulation of the telephone and gas industries before it, will be growth enhancing. By removing a portion of the regulatory umbrella, individual company managements are more inclined to improve their equity returns, become more efficient and pursue innovative investment ideas. Recent portfolio additions that we believe were making tremendous strides in taking advantage of the deregulatory

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 54 of this report.

process include PECO Energy Co., Unicom Corp., DTE Energy Co. and New England Electric System.

Diversification can be a key performance driver for any company, but it is particularly relevant to an electric utility company, as it is often difficult to achieve a significant valuation premium beyond the core electric business. One company that created an outstanding diversification strategy is Montana Power Co., a portfolio holding. Unlike many electric companies, Montana Power chose to exploit its existing right-of-way assets and expertise in constructing and utilizing utility services by building a nationwide telecommunications network. Considering the tremendous growth in data and voice transmission network needs, this strategy resulted in incredible returns for Montana Power's shareholders. When we first began acquiring the stock in 1998, this asset's value was hidden. In the past six months, with Montana Power's stock price having increased around 70%, this hidden value is clearly becoming unlocked. We are very pleased with our investment in Montana Power and are actively searching for other companies with such "hidden assets." Other holdings that we feel have potential include SCANA Corp., Conectiv Inc., Entergy Corp., Northwestern Corp., CMS Energy Corp., Kansas City Power & Light Co. and American Electric Power Co. Inc.

Going forward, we will maintain our fifty-year strategy of buying high-quality utility companies that we believe possess good earnings per share predictability and are competitively well-positioned. Relative valuations to the broad market industries still appear very attractive. Coupled with the continuing improvement in the regulatory outlook for the companies and an increased motivation to enhance shareholder value, we believe this sector offers compelling investment opportunities.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Sincerely,

/s/ Sally Edwards Haff

Sally Edwards Haff
Portfolio Manager
Franklin Utilities Fund


This chart shows the top 10 holdings based on the percentage of total net assets on 3/31/99 for the Franklin Utilities Fund.

FPL Group Inc.                           4.03%
Duke Energy Corp.                        3.80%
Southern Co.                             3.53%
Dominion Resources Inc.                  3.10%
PG&E Corp.                               2.92%
PECO Energy Co.                          2.76%
Conectiv Inc.                            2.76%
Edison International                     2.70%
Sempra Energy                            2.61%
Texas Utilities Co.                      2.36%

FRANKLIN UTILITIES FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

Class A                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                -$1.67            $9.69    $11.36

                                               Distributions
                                               ----------------------------------

Dividend Income                                $0.2620
Long-Term Capital Gain                         $0.3307
        TOTAL                                  $0.5927

Class B                                        Change           3/31/99   1/1/99
---------------------------------------------------------------------------------
Net Asset Value                                -$1.36            $9.70    $11.06

                                               Distributions
                                               ---------------------------------

Dividend Income                                $0.1173

Class C                                        Change           3/31/99   9/30/98
---------------------------------------------------------------------------------
Net Asset Value                                -$1.66            $9.69    $11.35

                                               Distributions
                                               ---------------------------------

Dividend Income                                $0.2269
Long-Term Capital Gain                         $0.3307
         TOTAL                                 $0.5576

ADVISOR CLASS                                  Change           3/31/99   9/30/98
--------------------------------------------------------------------------------
Net Asset Value                                -$1.67            $9.72    $11.39

                                               Distributions
                                               ---------------------------------

Dividend Income                                $0.2691

Long-Term Capital Gain                         $0.3307
         TOTAL                                 $0.5998

PERFORMANCE

                                                                            INCEPTION
CLASS A                         6-MONTH       1-YEAR   5-YEAR    10-YEAR    (9/30/48)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)       -9.90%       -8.13%  +55.69%  +168.44%   +12,814.50%
Average Annual Total Return(2)  -13.70%      -12.06%   +8.32%    +9.90%       +10.01%
Value of $10,000 Investment(3)   $8,630       $8,794  $14,910   $25,712    $1,234,307
Distribution Rate(4)              5.18%
30-Day Standardized Yield(5)      4.84%

                                3/31/95    3/31/96     3/31/97    3/31/98    3/31/99
------------------------------------------------------------------------------------

One-Year Total Return(6)        +2.25%    +24.02%     +1.59%     +31.55%    -8.13%

                                                                          INCEPTION
CLASS B                                                                   (1/1/99)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                 -11.41%
Aggregate Total Return(2)                                                  -14.91%
Value of $10,000 Investment(3)                                             $8,509
Distribution Rate(4)                  4.84%
30-Day Standardized Yield(5)          4.52%

                                                                           INCEPTION
CLASS C                                       6-MONTH  1-YEAR    3-YEAR     (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                    -10.11%   -8.49%   +21.02%     +46.76%
Average Annual Total Return(2)                -11.82%  -10.28%    +6.22%     +10.00%
Value of $10,000 Investment(3)                 $8,818   $8,972   $11,984     $14,528
Distribution Rate(4)                  4.87%
30-Day Standardized Yield(5)          4.45%

                                                        3/31/97    3/31/98    3/31/99
-------------------------------------------------------------------------------------
One-Year Total Return(6)                                 +1.00%     +30.93%    -8.49%

                                                                            INCEPTION
ADVISOR CLASS(7)                    6-MONTH     1-YEAR   5-YEAR   10-YEAR    (9/30/48)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          -9.81%      -7.73%   +56.64%  +170.07%   +12,892.78%
Average Annual Total Return(2)      -9.81%      -7.73%    +9.39%   +10.45%       +10.12%
Value of $10,000 Investment(3)     $9,019      $9,227   $15,664   $27,007    $1,299,278
Distribution Rate(4)                 5.53%
30-Day Standardized Yield(5)         5.18%

                                    3/31/95     3/31/96    3/31/97    3/31/98    3/31/99
----------------------------------------------------------------------------------------

One-Year Total Return(6)             +2.25%     +24.02%     +1.62%     +31.73%    -7.73%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on March 31, 1999.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.

(6.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(7.) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +20.80% and +8.80% respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.
                                                                              29

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL HIGHLIGHTS


FRANKLIN DYNATECH FUND

                                              SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 1999   -----------------------------------------------------------------
CLASS A                                          (UNAUDITED)       1998           1997         1996***          1995         1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period .......       $  17.84      $  18.48       $  14.03       $  12.78       $  9.85      $ 10.29
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................            .13           .27            .10            .06           .12          .07
 Net realized and unrealized gains .........           4.08           .23           4.81           1.54          2.99          .21
                                                   -------------------------------------------------------------------------------
Total from investment operations ...........           4.21           .50           4.91           1.60          3.11          .28
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .....................           (.24)         (.17)          (.06)          (.12)         (.05)        (.12)
 Net realized gains ........................             --          (.97)          (.40)          (.23)         (.13)        (.60)
                                                   -------------------------------------------------------------------------------
Total distributions ........................           (.24)        (1.14)          (.46)          (.35)         (.18)        (.72)
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .............       $  21.81      $  17.84       $  18.48       $  14.03       $ 12.78      $  9.85
                                                   ================================================================================
Total return* ..............................          23.77%         3.06%         35.63%         12.84%        32.10%        2.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........       $402,182      $215,864       $188,102       $104,508       $92,987      $67,413
Ratios to average net assets:
 Expenses ..................................            .98%**       1.02%          1.04%          1.05%         1.01%        1.00%
 Net investment income .....................           1.54%**       1.55%           .75%           .43%         1.11%         .69%
Portfolio turnover rate ....................           3.38%        10.84%          5.59%         11.94%         9.83%        9.73%


CLASS C
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period               $ 17.53       $ 18.30        $14.03         $13.57
                                                   --------------------------------------------------
Income from investment operations:
 Net investment income .....................           .12           .15           .07             --
 Net realized and unrealized gains .........          3.95           .17          4.66            .46
                                                   --------------------------------------------------
Total from investment operations ...........          4.07           .32          4.73            .46
                                                   --------------------------------------------------
Less distributions from:
 Net investment income .....................          (.16)         (.12)         (.06)            --
 Net realized gains ........................            --          (.97)         (.40)            --
                                                   --------------------------------------------------
Total distributions ........................          (.16)        (1.09)         (.46)            --
                                                   --------------------------------------------------
Net asset value, end of period .............       $ 21.44       $ 17.53        $18.30         $14.03
                                                   ==================================================
Total return* ..............................         23.29%         2.03%        34.32%          3.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........       $52,769       $12,358        $3,386            $--
Ratios to average net assets:
 Expenses ..................................          1.72%**       1.79%         1.82%          1.85%**
 Net investment income .....................           .86%**        .81%          .25%          (.14%)**
Portfolio turnover rate ....................          3.38%        10.84%         5.59%         11.94%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**  Annualized

*** For the period September 16, 1996 (effective date) to September 30, 1996 for
    Class C.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)


 DYNATECH FUND                                                                                  SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 41.8%
   AIR FREIGHT/DELIVERY SERVICES .1%
   Air Express International Corp. .....................................................         20,000          $   302,500
   C.H. Robinson Worldwide Inc. ........................................................         10,000              254,375
                                                                                                                 -----------
                                                                                                                     556,875
                                                                                                                 -----------
   BIOTECHNOLOGY .7%
(a)Amgen Inc. ..........................................................................         40,000            2,995,000
(a)Noven Pharmaceuticals Inc. ..........................................................         20,400               94,350
                                                                                                                 -----------
                                                                                                                   3,089,350
                                                                                                                 -----------
   BROADCASTING 1.1%
(a)Entercom Communications Corp. .......................................................         48,500            1,715,688
(a)Liberty Media, A ....................................................................         60,000            3,157,500
                                                                                                                 -----------
                                                                                                                   4,873,188
                                                                                                                 -----------
   CABLE TELEVISION .1%
(a)United Pan-Europe Communications NV (UPC), ADR (Netherlands) ........................         16,200              619,650
                                                                                                                 -----------
   CELLULAR TELEPHONE .4%
(a)AirTouch Communications Inc. ........................................................         20,000            1,932,500
                                                                                                                 -----------
   COMPUTER COMMUNICATIONS 3.4%
(a)3Com Corp. ..........................................................................         30,000              699,375
(a)Cisco Systems Inc. ..................................................................        135,000           14,790,938
                                                                                                                 -----------
                                                                                                                  15,490,313
                                                                                                                 -----------
   COMPUTER SOFTWARE 7.8%
(a)i2 Technologies Inc. ................................................................         30,000              797,814
(a)Intuit Inc. .........................................................................         25,000            2,543,750
(a)Microsoft Corp. .....................................................................        360,000           32,265,000
                                                                                                                 -----------
                                                                                                                  35,606,564
                                                                                                                 -----------
   EDP PERIPHERALS .3%
   Symbol Technologies Inc. ............................................................         30,000            1,350,000
                                                                                                                 -----------
   EDP SERVICES 1.7%
(a)Computer Sciences Corp. .............................................................         20,000            1,103,750
(a)Equant NV (Netherlands) .............................................................         25,000            1,881,250
   First Data Corp. ....................................................................         50,000            2,137,500
(a)International Network Services ......................................................         35,000            2,447,813
                                                                                                                 -----------
                                                                                                                   7,570,313
                                                                                                                 -----------
   ELECTRONIC DATA PROCESSING 2.9%
   Compaq Computer Corp. ...............................................................        180,000            5,703,750
   Hewlett-Packard Co. .................................................................        100,000            6,781,250
(a)NCR Corp. ...........................................................................         10,000              500,000
                                                                                                                 -----------
                                                                                                                  12,985,000
                                                                                                                 -----------
   ELECTRONIC PRODUCTION EQUIPMENT .5%
(a)Applied Materials Inc. ..............................................................         40,000            2,467,500
                                                                                                                 -----------
   ENVIRONMENTAL SERVICES .2%
   Browning-Ferris Industries Inc. .....................................................         20,000              771,250
(a)Casella Waste Systems Inc., A .......................................................         15,000              338,438
                                                                                                                 -----------
                                                                                                                   1,109,688
                                                                                                                 -----------
   FINANCE COMPANIES .1%
   Associates First Capital Corp., A ...................................................          7,200              324,000
                                                                                                                 -----------
   FINANCIAL PUBLISHING/SERVICES .2%
(a)ChoicePoint Inc. ....................................................................          2,000               99,750
   Equifax Inc. ........................................................................         20,000              687,500
                                                                                                                 -----------
                                                                                                                     787,250
                                                                                                                 -----------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED) (CONT.)


 DYNATECH FUND                                                                                    SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INTERNET SERVICES 1.3%
(a)Allaire Corp. .................................................................                 22,500               $ 1,530,000
(a)Amazon.com Inc. ...............................................................                 12,000                 2,066,250
(a)America Online Inc. ...........................................................                 10,000                 1,460,000
(a)Autobytel.com Inc. ............................................................                  2,100                    87,937
(a)Autoweb.com Inc. ..............................................................                  1,700                    60,562
(a)iVillage Inc. .................................................................                  1,000                   100,500
(a)RealNetworks Inc. .............................................................                  1,800                   219,938
(a)RoweCom Inc. ..................................................................                  2,700                   117,788
(a)VerticalNet Inc. ..............................................................                  1,800                   186,975
(a)Vignette Corp. ................................................................                  2,200                   165,550
                                                                                                                        -----------
                                                                                                                          5,995,500
                                                                                                                        -----------
   INVESTMENT BANKERS/BROKERS/SERVICES .5%
(a)E*Trade Group Inc. ............................................................                 40,000                 2,332,500
                                                                                                                        -----------
   MAJOR PHARMACEUTICALS 3.4%
   Bristol-Myers Squibb Co. ......................................................                 20,000                 1,286,250
   Merck & Co. Inc. ..............................................................                 30,000                 2,405,625
   Pfizer Inc. ...................................................................                 10,000                 1,387,500
   Schering-Plough Corp. .........................................................                 80,000                 4,425,000
   Warner-Lambert Co. ............................................................                 90,000                 5,956,875
                                                                                                                        -----------
                                                                                                                         15,461,250
                                                                                                                        -----------
   MAJOR U.S. TELECOMMUNICATIONS .5%
   AT&T Corp. ....................................................................                 15,000                 1,197,188
(a)Nextel Communications Inc. ....................................................                 10,000                   366,250
(a)Sprint Corp. (PCS Group) ......................................................                 20,000                   886,250
                                                                                                                        -----------
                                                                                                                          2,449,688
                                                                                                                        -----------
   MANAGED HEALTH CARE .6%
(a)PacifiCare Health Systems Inc., B .............................................                 15,000                 1,023,750
   United Healthcare Corp. .......................................................                 30,000                 1,578,750
                                                                                                                        -----------
                                                                                                                          2,602,500
                                                                                                                        -----------
   MEDIA CONGLOMERATES .3%
(a)Clear Channel Communications Inc. .............................................                 20,000                 1,341,250
                                                                                                                        -----------
   MEDICAL ELECTRONICS 1.0%
   Medtronic Inc. ................................................................                 20,000                 1,435,000
(a)Uniphase Corp. ................................................................                 25,000                 2,878,125
                                                                                                                        -----------
                                                                                                                          4,313,125
                                                                                                                        -----------
   MEDICAL/DENTAL DISTRIBUTORS .3%
   McKesson HBOC Inc. ............................................................                 22,200                 1,465,200
                                                                                                                        -----------
   MOTOR VEHICLES .2%
   General Motors Corp., H .......................................................                 20,000                 1,008,750
                                                                                                                        -----------
   MOVIES/ENTERTAINMENT .5%
   Time Warner Inc. ..............................................................                 30,000                 2,131,875
                                                                                                                        -----------
   NEWSPAPERS .1%
   The News Corp. Ltd., Sponsored ADR (Australia) ................................                 20,000                   590,000
                                                                                                                        -----------
   OILFIELD SERVICES/EQUIPMENT .4%
   Schlumberger Ltd. .............................................................                 30,000                 1,805,625
                                                                                                                        -----------
   OTHER TELECOMMUNICATIONS 1.0%
(a)MCI WorldCom Inc. .............................................................                 50,000                 4,428,125
                                                                                                                        -----------
   PACKAGE GOODS/COSMETICS .4%
   Estee Lauder Cos., A ..........................................................                 20,000                 1,890,000
                                                                                                                        -----------
   PRECISION INSTRUMENTS .3%
(a)Waters Corp. ..................................................................                 13,800                 1,449,861
                                                                                                                        -----------

FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, March 31, 1999 (UNAUDITED) (CONT.)

   DYNATECH FUND                                                                                    SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RECREATIONAL PRODUCTS/TOYS .1%
(a)Electronic Arts Inc. ..............................................................               10,000            $   475,000
                                                                                                                       -----------
   SEMICONDUCTORS 8.0%
(a)Broadcom Corp., A .................................................................                1,600                 98,600
   Intel Corp. .......................................................................              280,000             33,285,000
   Linear Technology Corp. ...........................................................               40,000              2,050,000
(a)Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) .........................               10,000                236,250
(a)Xilinx Inc. .......................................................................               20,000                811,250
                                                                                                                       -----------
                                                                                                                        36,481,100
                                                                                                                       -----------
   SERVICES TO THE HEALTH INDUSTRY .3%
   IMS Health Inc. ...................................................................               40,000              1,325,000
                                                                                                                       -----------
   SPECIALTY CHEMICALS .3%
   Sigma-Aldrich Corp. ...............................................................               50,000              1,462,500
                                                                                                                       -----------
   TELECOMMUNICATIONS EQUIPMENT 2.8%
   Lucent Technologies Inc. ..........................................................               21,204              2,284,730
   Motorola Inc. .....................................................................              140,000             10,255,000
                                                                                                                       -----------
                                                                                                                        12,539,730
                                                                                                                       -----------
   TOTAL COMMON STOCKS (COST $44,931,991) ............................................                                 190,310,770
                                                                                                                       -----------


                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENTS 57.9%
   Barclays Capital Inc., 4.90%, 4/01/99 (Maturity Value $20,002,722)
     Collateralized: U.S. Treasury Notes .......................................................    $ 20,000,000        20,000,000
   CIBC Oppenheimer Corp.,4.87%, 4/01/99 (Maturity Value $20,002,706)
     Collateralized: U.S. Treasury Notes .......................................................      20,000,000        20,000,000
   Credit Suisse First Boston, 4.85%, 4/01/99 (Maturity Value $73,454,895)
     Collateralized: U.S. Treasury Notes .......................................................      73,445,000        73,445,000
   Donaldson, Lufkin & Jenrette Securities Corp., 4.90%, 4/01/99
       (Maturity Value $20,002,722)
     Collateralized: U.S. Treasury Notes .......................................................      20,000,000        20,000,000
   Lehman Brothers Inc., 4.85%, 4/01/99 (Maturity Value $20,002,694)
     Collateralized: U.S. Treasury Notes .......................................................      20,000,000        20,000,000
   NationsBanc Montgomery Securities LLC, 4.80%, 4/01/99 (Maturity Value $20,002,667)
     Collateralized: U.S. Treasury Notes .......................................................      20,000,000        20,000,000
   Paribas Corp., 4.90%, 4/01/99 (Maturity Value $70,009,528)
     Collateralized: U.S. Treasury Notes .......................................................      70,000,000        70,000,000
   Warburg Dillion Read LLC, 4.90%, 4/01/99 (Maturity Value $20,002,722)
     Collateralized: U.S. Treasury Notes .......................................................      20,000,000        20,000,000
                                                                                                                      ------------
   TOTAL REPURCHASE AGREEMENTS (COST $263,445,000) .............................................                       263,445,000
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $308,376,991) 99.7% .................................................                       453,755,770
                                                                                                                      ------------
   OTHER ASSETS, LESS LIABILITIES .3% ..........................................................                         1,195,531
                                                                                                                      ------------
   NET ASSETS 100.0% ...........................................................................                      $454,951,301
                                                                                                                      ============

(a) Non-income producing.

(c) See note 1(c) regarding repurchase agreement.
                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL HIGHLIGHTS



FRANKLIN GROWTH FUND

                                                      SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 1999+  ------------------------------------------------------------
CLASS A                                                  (UNAUDITED)       1998        1997          1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(1)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............   $    28.58      $    27.09   $    22.82    $    19.38    $  14.96  $  14.25
                                                       ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .18             .49          .36           .22         .17       .19
 Net realized and unrealized gains .................         4.41            1.71         4.34          3.53        4.43       .90
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................         4.59            2.20         4.70          3.75        4.60      1.09
                                                       ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.44)           (.47)        (.23)         (.16)       (.14)     (.30)
 Net realized gains ................................         (.21)           (.24)        (.20)         (.15)       (.04)     (.08)
                                                       ---------------------------------------------------------------------------
Total distributions ................................         (.65)           (.71)        (.43)         (.31)       (.18)     (.38)
                                                       ---------------------------------------------------------------------------
Net asset value, end of period .....................   $    32.52      $    28.58   $    27.09    $    22.82    $  19.38  $  14.96
                                                       ===========================================================================
Total return* ......................................        16.17%           8.22%       20.84%        19.60%      31.11%     7.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $2,055,091      $1,635,780   $1,435,561    $1,020,486    $712,866  $516,620
Ratios to average net assets:
 Expenses ..........................................          .88%**          .88%         .89%          .87%        .90%      .77%
 Net investment income .............................         1.12%**         1.78%        1.60%         1.16%       1.08%     1.23%
Portfolio turnover rate ............................         1.54%            .58%        1.77%         2.03%       1.39%     6.52%


CLASS B
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(1)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................       $31.46
                                                                       ------
Income from investment operations:
 Net investment income .........................................          .04
 Net realized and unrealized gains .............................          .97
                                                                       ------
Total from investment operations ...............................         1.01
                                                                       ------
Net asset value, end of period .................................       $32.47
                                                                       ======
Total return* ..................................................         3.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                      $5,064
Ratios to average net assets:
 Expenses ......................................................         1.64%**
 Net investment income .........................................          .53%**
Portfolio turnover rate ........................................         1.54%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

+For the period January 1, 1999 (effective date) to March 31, 1999 for Class B.

(1)Per share amounts have been calculated using the average shares outstanding for the period ended March 31, 1999.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



FRANKLIN GROWTH FUND (CONT.)

                                                        SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                                         MARCH 31, 1999    --------------------------------------------------
CLASS C                                                   (UNAUDITED)         1998         1997****        1996       1995***
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(1)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $  28.11         $  26.70       $  22.60       $ 19.33      $16.88
                                                          ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .06              .29            .20           .12         .02
 Net realized and unrealized gains .................          4.33             1.66           4.25          3.46        2.43
                                                          ------------------------------------------------------------------
Total from investment operations ...................          4.39             1.95           4.45          3.58        2.45
                                                          ------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.27)            (.30)          (.15)         (.16)         --
 Net realized gains ................................          (.21)            (.24)          (.20)         (.15)         --
                                                          ------------------------------------------------------------------
Total distributions ................................          (.48)            (.54)          (.35)         (.31)         --
                                                          ------------------------------------------------------------------
Net asset value, end of period .....................      $  32.02         $  28.11       $  26.70       $ 22.60      $19.33
                                                          ==================================================================

Total return* ......................................         15.69%            7.39%         19.91%        18.73%      14.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $329,786         $189,572       $117,218       $43,417      $4,161
Ratios to average net assets:
 Expenses ..........................................          1.64%**          1.65%          1.66%         1.63%       1.79%**
 Net investment income .............................           .36%**          1.02%           .85%          .40%        .37%**
Portfolio turnover rate ............................          1.54%             .58%          1.77%         2.03%       1.39%


ADVISOR CLASS
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(1)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  28.63          $ 27.13       $  23.24
                                                       ----------------------------------------
Income from investment operations:
 Net investment income ........................             .21              .57            .25
 Net realized and unrealized gains ............            4.42             1.69           3.64
                                                       ----------------------------------------
Total from investment operations ..............            4.63             2.26           3.89
                                                       ----------------------------------------
Less distributions from:
 Net investment income ........................            (.51)            (.52)         --
 Net realized gains ...........................            (.21)            (.24)         --
                                                       ----------------------------------------
Total distributions ...........................            (.72)            (.76)         --
                                                       ----------------------------------------
Net asset value, end of period ................        $  32.54         $  28.63     $    27.13
                                                       ========================================
Total return* .................................           16.29%            8.47%         16.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $67,039          $41,871        $25,823
Ratios to average net assets:
 Expenses .....................................             .64%**           .65%           .66%**
 Net investment income ........................            1.36%**          2.01%          1.93%**
Portfolio turnover rate .......................            1.54%             .58%          1.77%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**   Annualized

***  For the period May 1, 1995 (effective date) to September 30, 1995 for Class
     C.

**** For the period January 2, 1997 (effective date) to September 30, 1997 for
     Advisor Class.

(1) Per share amounts have been calculated using the average shares outstanding for the six months ended March 31, 1999.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)



                                                                                                 SHARES/
   GROWTH FUND                                                                                   WARRANTS        VALUE
   --------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 71.1%
   COMMERCIAL SERVICES 1.6%
(a)ACNielsen Corp. ..........................................................................     81,333   $  2,206,158
   Dun & Bradstreet Corp. .................................................................      244,000      8,692,500
   Equifax Inc. ...........................................................................      400,000     13,750,000
   Kelly Services Inc., A .................................................................      300,000      8,325,000
   Nielsen Media Research .................................................................       81,333      2,007,908
(a)Programming & Systems Inc. ...............................................................    345,300          6,906
   R. H. Donnelley Corp. ..................................................................       48,800        753,350
   Wallace Computer Services Inc. .........................................................      200,000      3,962,500
                                                                                                           ------------
                                                                                                             39,704,322
                                                                                                           ------------
   CONSUMER DURABLES 1.4%
   Eastman Kodak Co. ......................................................................      200,000     12,775,000
   Genuine Parts Co. ......................................................................      135,000      3,889,688
   Mattel Inc. ............................................................................      500,000     12,437,500
   Polaroid Corp. .........................................................................      200,000      4,012,500
                                                                                                           ------------
                                                                                                             33,114,688
                                                                                                           ------------
   CONSUMER NON-DURABLES 2.3%
   American Greetings Corp., A ............................................................      500,000     12,687,500
   Hershey Foods Corp. ....................................................................      258,200     14,459,200
   International Flavors & Fragrances Inc. ................................................      412,600     15,498,288
   Nature's Sunshine Products Inc. ........................................................       33,000        363,000
   V. F. Corp. ............................................................................      300,000     14,156,250
                                                                                                           ------------
                                                                                                             57,164,238
                                                                                                           ------------
   CONSUMER SERVICES 4.3%
   Carnival Corp. .........................................................................       25,200      1,223,775
(a)Intervisual Books Inc. ...................................................................    100,000        131,250
(a)King World Productions Inc. ..............................................................     20,000        611,250
   The Walt Disney Co. ....................................................................      914,796     28,473,026
   Time Warner Inc. .......................................................................      900,000     63,956,250
(a)USA Networks Inc. ........................................................................    300,100     10,747,331
                                                                                                           ------------
                                                                                                            105,142,882
                                                                                                           ------------
   ELECTRONIC TECHNOLOGY 12.9%
   AMP Inc. ...............................................................................      348,900     18,731,569
(a)Apple Computer Inc. ......................................................................    200,000      7,187,500
   Boeing Co. .............................................................................      600,000     20,475,000
(a)Cabletron Systems Inc. ...................................................................    475,000      3,889,063
(a)Cisco Systems Inc. .......................................................................    337,500     36,977,344
   Compaq Computer Corp. ..................................................................      150,000      4,753,125
(a)Conexant Systems Inc. ....................................................................     50,000      1,384,375
   Cordant Technologies Inc. ..............................................................      240,000      9,555,000
(a)Dell Computer Corp. ......................................................................     40,000      1,635,000
(a)Dionex Corp. .............................................................................    200,000      7,550,000
   Hewlett-Packard Co. ....................................................................      400,000     27,125,000
   Intel Corp. ............................................................................      200,000     23,775,000
   International Business Machines Corp. ..................................................      280,000     49,630,000
   Lockheed Martin Corp. ..................................................................      325,200     12,255,975
   Molex Inc. .............................................................................      117,187      3,442,368
   Molex Inc., A ..........................................................................      117,187      3,032,214
   Raytheon Co., B ........................................................................      500,000     29,312,500
   Rockwell International Corp. ...........................................................      100,000      4,243,750
(a)Sun Microsystems Inc. ....................................................................    200,000     25,012,500
   United Technologies Corp. ..............................................................      200,000     27,087,500
                                                                                                           ------------
                                                                                                            317,054,783
                                                                                                           ------------
 ENERGY MINERALS 1.3%
 Atlantic Richfield Co. ...................................................................      180,000     13,140,000
 Murphy Oil Corp. .........................................................................       40,000      1,660,000

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED) (CONT.)



                                                                                                SHARES/
 GROWTH FUND                                                                                    WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   ENERGY MINERALS (CONT.)
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)                                            280,000  $  14,560,000
   Union Pacific Resources Group Inc.                                                            101,633      1,206,892
                                                                                                          -------------
                                                                                                             30,566,892
                                                                                                          -------------
   FINANCE .1%
(a)ChoicePoint Inc.                                                                               40,000      1,995,000
                                                                                                          -------------
   HEALTH SERVICES .8%
   Cardinal Health Inc.                                                                           62,250      4,108,500
   IMS Health Inc.                                                                               488,000     16,165,000
(a)MedPartners Inc.                                                                               75,625        359,219
                                                                                                          -------------
                                                                                                             20,632,719
                                                                                                          -------------
   HEALTH TECHNOLOGY 19.8%
   Abbott Laboratories                                                                           400,000     18,725,000
   Allergan Inc.                                                                                 200,000     17,575,000
(a)Allergan Specialty Therapeutics Inc., A                                                        10,000        100,000
(a)Alza Corp.                                                                                    100,000      3,825,000
(a)Alza Corp., wts., 12/31/99                                                                      8,000          1,250
   American Home Products Corp.                                                                  600,000     39,150,000
(a)Amgen Inc.                                                                                    400,000     29,950,000
   Baxter International Inc.                                                                     250,000     16,500,000
   Bristol-Myers Squibb Co.                                                                      640,000     41,160,000
(a)Crescendo Pharmaceuticals Corp.                                                                 5,000         71,250
(a)Genentech Inc.                                                                                200,000     17,725,000
(a)Immunex Corp.                                                                                  40,000      3,330,000
   Johnson & Johnson                                                                             400,000     37,475,000
   Lilly (Eli) & Co.                                                                             400,000     33,950,000
   Mallinckrodt Inc.                                                                             116,000      3,088,500
   Merck & Co. Inc.                                                                              400,000     32,075,000
(a)Perrigo Co.                                                                                   191,000      1,384,750
   Pfizer Inc.                                                                                   640,000     88,800,000
(a)Respironics Inc.                                                                               93,000      1,226,437
   Schering-Plough Corp.                                                                       1,800,000     99,562,500
                                                                                                          -------------
                                                                                                            485,674,687
                                                                                                          -------------
   INDUSTRIAL SERVICES 1.5%
   Browning-Ferris Industries Inc.                                                               165,000      6,362,813
   Schlumberger Ltd.                                                                             400,000     24,075,000
   Waste Management Inc.                                                                         152,250      6,756,094
                                                                                                          -------------
                                                                                                             37,193,907
                                                                                                          -------------
   NON-ENERGY MINERALS
   Deltic Timber Corp.                                                                            11,428        271,415
                                                                                                          -------------
   PROCESS INDUSTRIES 3.8%
   Air Products & Chemicals Inc.                                                                 400,000     13,700,000
   Avery Dennison Corp.                                                                          220,000     12,650,000
   Canadian Pacific Ltd. (Canada)                                                                500,000      9,718,750
   Eastman Chemical Co.                                                                           25,000      1,051,563
(a)Imation Corp.                                                                                  37,200        613,800
(a)Ionics Inc.                                                                                   400,000     12,050,000
   Millipore Corp.                                                                               400,000      9,650,000
   National Service Industries Inc.                                                              100,000      3,406,250
   NCH Corp.                                                                                     200,000      9,550,000
   Pall Corp.                                                                                    500,000      8,281,250
   Sigma-Aldrich Corp.                                                                           200,000      5,850,000
   Textron Inc.                                                                                  100,000      7,737,500
                                                                                                          -------------
                                                                                                             94,259,113
                                                                                                          -------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED) (CONT.)



                                                                                                SHARES
 GROWTH FUND                                                                                   WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   PRODUCER MANUFACTURING 4.3%
(a)American Power Conversion Corp.                                                               100,000   $  2,700,000
   Caterpillar Inc.                                                                              200,000      9,187,500
   Deere & Co.                                                                                   300,000     11,587,500
   Emerson Electric Co.                                                                          100,000      5,293,750
   Meritor Automotive Inc.                                                                        16,666        258,323
   Minnesota Mining & Manufacturing Co.                                                          400,000     28,300,000
(a)Osmonics Inc.                                                                                 300,000      2,381,250
   Raychem Corp.                                                                                 400,000      9,025,000
   Teleflex Inc.                                                                                 250,000      8,515,625
   Tyco International Ltd.                                                                       400,000     28,700,000
                                                                                                          -------------
                                                                                                            105,948,948
                                                                                                          -------------
   RETAIL TRADE 2.2%
   Tiffany & Co.                                                                                 700,000     52,325,000
   Weis Markets Inc.                                                                              58,218      2,124,957
                                                                                                          -------------
                                                                                                             54,449,957
                                                                                                          -------------
   TECHNOLOGY SERVICES 3.7%
   Automatic Data Processing Inc.                                                                800,000     33,100,000
(a)Computer Sciences Corp.                                                                       900,000     49,668,750
(a)Microsoft Corp.                                                                                80,000      7,170,000
                                                                                                          -------------
                                                                                                             89,938,750
                                                                                                          -------------
   TRANSPORTATION 10.3%
   Air Express International Corp.                                                               300,000      4,537,500
(a)Alaska Air Group Inc.                                                                         200,000      9,500,000
(a)AMR Corp.                                                                                     900,000     52,706,250
   British Airways PLC, ADR (United Kingdom)                                                     200,000     13,725,000
(a)Continental Airlines Inc., B                                                                  300,000     11,400,000
   Delta Air Lines Inc.                                                                        1,000,000     69,500,000
   KLM Royal Dutch Air, N.Y. shs. (Netherlands)                                                  300,000      8,325,000
(a)Northwest Airlines Corp.                                                                      400,000     11,125,000
   Providence and Worchester Railroad Co.                                                         30,600        340,424
(a)UAL Corp.                                                                                     600,000     46,650,000
   Union Pacific Corp.                                                                           300,000     16,031,249
(a)US Airways Group Inc.                                                                         200,000      9,762,499
                                                                                                          -------------
                                                                                                            253,602,922
                                                                                                          -------------
   UTILITIES .8%
   Coastal Corp.                                                                                 600,000     19,800,000
                                                                                                          -------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $726,494,396)                                                   1,746,515,223
                                                                                                          -------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED) (CONT.)



                                                                                               PRINCIPAL
   GROWTH FUND                                                                                    AMOUNT         VALUE
   ------------------------------------------------------------------------------------------------------------------------
(d)REPURCHASE AGREEMENT 29.2%
   Joint Repurchase Agreement, 4.875%, 4/01/99
     (Maturity Value $716,883,971) (COST $716,786,906)                                       $716,786,906    $  716,786,906
   Barclays Capital Inc. (Maturity Value $91,814,562)
   Bear, Stearns Securities Corp. (Maturity Value $50,080,672)
   Chase Securities Inc. (Maturity Value $24,101,365)
   CIBC Oppenheimer Corp. (Maturity Value $91,814,562)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $91,814,562)
   Dresdner Kleinworth Benson, North America, LLC (Maturity Value $91,814,562)
   Lehman Brothers Inc. (Maturity Value $91,814,562)
   Paribas Corp. (Maturity Value $91,814,562)
   Warburg Dillon Read, LLC (Maturity Value $91,814,562)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                             --------------
   TOTAL INVESTMENTS (COST $1,443,281,302) 100.3%                                                             2,463,302,129
                                                                                                             --------------
   OTHER ASSETS, LESS LIABILITIES (.3)%                                                                          (6,321,613)
                                                                                                             --------------
   NET ASSETS 100.0%                                                                                         $2,456,980,516
                                                                                                             --------------


(a) Non-income producing.

(d) See Note 1(c) regarding joint repurchase agreement.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights


FRANKLIN INCOME FUND

                                                 SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                                 MARCH 31, 1999+   ---------------------------------------------------------------
CLASS A                                            (UNAUDITED)         1998          1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $     2.34      $     2.49    $     2.30   $     2.30   $     2.22   $     2.46
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .09             .17           .18          .19          .18          .17
 Net realized and unrealized gains (losses) ...          (.08)           (.11)          .20          .02          .11         (.20)
                                                   -------------------------------------------------------------------------------
Total from investment operations ..............           .01             .06           .38          .21          .29         (.03)
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.09)           (.18)         (.18)        (.18)        (.18)        (.18)
 Net realized gains ...........................          (.01)           (.03)         (.01)        (.03)        (.03)        (.03)
                                                   -------------------------------------------------------------------------------
Total distributions ...........................          (.10)           (.21)         (.19)        (.21)        (.21)        (.21)
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ................    $     2.25      $     2.34    $     2.49   $     2.30   $     2.30   $     2.22
                                                   ===============================================================================
Total return* .................................           .47%           2.23%        17.31%        9.43%       14.00%       (1.52%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $7,208,991      $7,704,983    $7,738,746   $6,780,153   $5,885,788   $4,891,505
Ratios to average net assets:
 Expenses .....................................           .73%**          .72%          .72%         .70%         .71%         .64%
 Net investment income ........................          7.40%**         6.83%         7.45%        8.27%        8.26%        7.37%
Portfolio turnover rate .......................          5.76%          22.01%        16.15%       25.29%       58.64%       23.37%


CLASS B
-------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $     2.36
                                                   ----------
Income from investment operations:
 Net investment income ........................           .05
 Net realized and unrealized loss .............          (.12)
                                                   ----------
Total from investment operations ..............          (.07)
                                                   ----------
Less distributions from net investment income .          (.04)
                                                   ----------
Net asset value, end of period ................    $     2.25
                                                   ----------

Total return* .................................          2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $   28,807
Ratios to average net assets:
 Expenses .....................................          1.24%**
 Net investment income ........................          7.86%**
Portfolio turnover rate .......................          5.76%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

+For the period January 1, 1999 (effective date) to March 31, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.

                                                   SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 1999    -----------------------------------------------------------
CLASS C                                               (UNAUDITED)        1998            1997****          1996           1995***
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $     2.34      $     2.49        $    2.30        $   2.30        $   2.18
                                                      ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................             .08             .16              .16             .17             .08
 Net realized and unrealized gains (losses) ....            (.07)           (.11)             .21             .03             .11
                                                      ---------------------------------------------------------------------------
Total from investment operations ...............             .01             .05              .37             .20             .19
                                                      ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................            (.08)           (.17)            (.17)           (.17)           (.07)
 Net realized gains ............................            (.01)           (.03)            (.01)           (.03)           --
                                                      ---------------------------------------------------------------------------
Total distributions ............................            (.09)           (.20)            (.18)           (.20)           (.07)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period .................      $     2.26      $     2.34        $    2.49        $   2.30        $   2.30
                                                      ===========================================================================

Total return* ..................................             .64%           1.70%           16.72%           8.86%           8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $1,025,868      $1,014,634        $ 695,355        $343,314        $ 65,822
Ratios to average net assets:
 Expenses ......................................            1.22%**         1.22%            1.22%           1.21%           1.23%**
 Net investment income .........................            6.92%**         6.35%            6.96%           7.84%           7.89%**
Portfolio turnover rate ........................            5.76%          22.01%           16.15%          25.29%          58.64%


ADVISOR CLASS
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $     2.34      $     2.48        $    2.34
                                                      -------------------------------------------
Income from investment operations:
 Net investment income .........................             .09             .17              .14
 Net realized and unrealized gains (losses) ....            (.08)           (.10)             .14
                                                      -------------------------------------------
Total from investment operations ...............             .01             .07              .28
                                                      -------------------------------------------
Less distributions from:
 Net investment income .........................            (.09)           (.18)            (.14)
 Net realized gains ............................            (.01)           (.03)             --
                                                      -------------------------------------------
Total distributions ............................            (.10)           (.21)            (.14)
                                                      -------------------------------------------
Net asset value, end of period .................      $     2.25      $     2.34        $    2.48
                                                      ===========================================

Total return* ..................................             .55%           2.82%           12.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $   17,464      $   21,851        $  13,318
Ratios to average net assets:
 Expenses ......................................             .58%**          .57%             .57%**
 Net investment income .........................            7.50%**         7.02%            7.58%**
Portfolio turnover rate ........................            5.76%          22.01%           16.15%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period May 1, 1995 (effective date) to September 30, 1995 for Class
C.

****For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.


                       See notes to financial statements.                     41

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 1999 (unaudited)

                                                                                       SHARES,
INCOME FUND                                                      COUNTRY               WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 30.0%

 CONSUMER DURABLES .5%
 General Motors Corp. ................................        United States             500,000        $ 43,437,500
                                                                                                       ------------

 CONSUMER NON-DURABLES 1.6%
 Philip Morris Cos. Inc. .............................        United States           3,300,000         116,118,750
 RJR Nabisco Holdings Corp. ..........................        United States             600,000          15,000,000
                                                                                                       ------------
                                                                                                        131,118,750
                                                                                                       ------------
 ELECTRONIC TECHNOLOGY .2%
(a)Anacomp Inc. ......................................        United States             600,000           9,637,500
(a)Ladish Co. Inc. ...................................        United States             357,333           2,456,664
(a)Ladish Co. Inc., wts., 12/21/05 ...................        United States             746,096           4,234,095
                                                                                                       ------------
                                                                                                         16,328,259
                                                                                                       ------------
 ENERGY MINERALS 1.7%
 Athabasca Oil Sands Trust ...........................        Canada                  2,700,000          34,356,822
 BP Prudhoe Bay Royalty Trust ........................        United States             500,000           4,312,500
 Canadian Oil Sands Trust Units ......................        Canada                  2,400,000          31,729,244
 Enron Oil & Gas Co. .................................        United States           2,350,000          39,068,750
 Pioneer Natural Resources Co. .......................        United States           1,200,015           9,300,116
(a)Santa Fe Energy Resources Inc. ....................        United States           1,122,805           8,210,512
 Snyder Oil Corp. ....................................        United States              60,000             888,750
 Ultramar Diamond Shamrock Corp. .....................        United States             625,000          13,515,625
                                                                                                       ------------
                                                                                                        141,382,319
                                                                                                       ------------
 NON-ENERGY MINERALS 1.2%
 Anglo American Platinum Corp. Ltd., ADR
  South Africa .......................................                                  943,691          14,952,595
 AngloGold Ltd., ADR .................................        South Africa            2,320,000          46,690,000
 De Beers Consolidated Mines AG, ADR .................        South Africa              400,000           7,575,000
 Freeport-McMoRan Copper & Gold Inc., A ..............        United States             705,000           7,226,250
 Impala Platinum Holdings Ltd., ADR ..................        South Africa            1,184,200          20,295,056
                                                                                                       ------------
                                                                                                         96,738,901
                                                                                                       ------------
 PROCESS INDUSTRIES .1%
 Dan River Inc., A ...................................        United States             866,285           7,363,423
                                                                                                       ------------
 PRODUCER MANUFACTURING .5%
(g)Harvard Industries Inc.............................        United States           1,428,106          11,424,848
 McDermott International Inc. ........................        United States           1,300,000          32,906,250
                                                                                                       ------------
                                                                                                         44,331,098
                                                                                                       ------------
 REAL ESTATE .1%
 Meditrust Cos .......................................        United States             720,960           8,966,940
                                                                                                       ------------
 RETAIL TRADE .1%
 Saks Inc. ...........................................        United States             257,392           6,692,192
                                                                                                       ------------
 TELECOMMUNICATIONS .5%
 U.S. West Inc. ......................................        United States             800,000          44,050,000
                                                                                                       ------------
 UTILITIES 23.5%
 American Electric Power Co. Inc. ....................        United States           2,200,000          87,312,500
 Central & South West Corp. ..........................        United States           3,800,000          89,062,500
 CINergy Corp. .......................................        United States           2,400,000          66,000,000
 Conectiv Inc. .......................................        United States           2,800,000          54,250,000
 Dominion Resources Inc. .............................        United States           2,500,000          92,343,750
 Edison International ................................        United States           3,100,000          68,975,000
 Energy East Corp. ...................................        United States           1,000,000          52,562,500
 Entergy Corp. .......................................        United States           3,700,000         101,750,000
 FirstEnergy Corp. ...................................        United States           2,100,000          58,668,750
 Florida Progress Corp. ..............................        United States           2,722,800         102,785,700
 FPL Group Inc. ......................................        United States           1,400,000          74,550,000
 GPU Inc..............................................        United States           1,700,000          63,431,250

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                               SHARES,
INCOME FUND                                                                COUNTRY             WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
UTILITIES (CONT.)
Hawaiian Electric Industries Inc. ..................................    United States           610,000    $   21,388,125
MarketSpan Corp ....................................................    United States         1,584,000        39,798,000
Nevada Power Co. ...................................................    United States           825,000        20,418,750
New Century Energies Inc. ..........................................    United States         1,805,000        61,482,813
New England Electric System ........................................    United States         1,900,000        92,150,000
Northern States Power Co. ..........................................    United States         2,020,000        46,838,750
PacifiCorp .........................................................    United States           525,000         9,056,250
PECO Energy Co. ....................................................    United States         3,000,000       138,750,000
PG&E Corp. .........................................................    United States         3,200,000        99,400,000
Potomac Electric Power Co. .........................................    United States         2,100,000        48,693,750
Public Service Enterprise Group Inc. ...............................    United States         2,350,000        89,740,625
Reliant Energy Inc. ................................................    United States         1,900,000        49,518,750
SCANA Corp. ........................................................    United States           800,000        17,350,000
Sempra Energy ......................................................    United States         3,100,000        59,481,250
Southern Co. .......................................................    United States         2,700,000        62,943,750
Texas Utilities Co. ................................................    United States         2,737,250       114,109,109
Western Resources Inc. .............................................    United States         2,200,000        58,712,500
                                                                                                           --------------
                                                                                                            1,941,524,372
                                                                                                           --------------
MISCELLANEOUS
Miscellaneous ......................................................                                               37,727
                                                                                                           --------------
Total Common Stocks and Warrants (Cost $2,168,814,797) .............                                        2,481,971,481
                                                                                                           --------------
PREFERRED STOCKS .2%
NON-ENERGY MINERALS .1%
Freeport-McMoRan Copper & Gold Inc., cum. variable pfd., Series Gold    United States           400,000         6,125,000
                                                                                                           --------------
TELECOMMUNICATIONS .1%
Nortel Inversora SA, B, ADR ........................................    Argentina               524,000         7,401,500
                                                                                                           --------------
Total Preferred Stocks (Cost $21,874,195) ..........................                                           13,526,500
                                                                                                           --------------
CONVERTIBLE PREFERRED STOCKS 9.4%
CONSUMER SERVICES .5%
Host Marriott Corp., 6.75%, cvt. pfd ...............................    United States         1,100,000        44,275,000
                                                                                                           --------------
ENERGY MINERALS 1.3%
Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A ....................    United States           800,000        10,400,000
Devon Financing Trust, $3.25, cvt. pfd., 144A ......................    United States           570,000        29,853,750
Lomak Financing Trust, 5.75%, cvt. pfd .............................    United States         1,500,000        21,562,500
Nuevo Energy Co., 5.75%, cvt. pfd., A ..............................    United States         1,450,000        45,675,000
Patina Oil & Gas Corp., 7.125%, cvt. pfd ...........................    United States           158,100         3,043,425
                                                                                                           --------------
                                                                                                              110,534,675
                                                                                                           --------------
NON-ENERGY MINERALS 1.0%
Armco Inc., $3.625, cvt. pfd., B ...................................    United States           300,000        13,200,000
Armco Inc., $4.50, cvt. pfd., A ....................................    United States           114,200         5,738,550
Battle Mountain Gold Co., $3.25, cvt. pfd ..........................    United States           295,000         9,845,625
Coeur D'Alene Mines Corp., 7.00%, cvt. pfd .........................    United States           560,000         3,430,000
Cyprus Minerals, $4.00, cvt. pfd., A ...............................    United States           300,000        12,112,500
Hecla Mining Co., 7.00%, cvt. pfd., B ..............................    United States           375,000        13,312,500
Kinam Gold Inc., $3.75, cvt. pfd., B ...............................    United States           650,000        22,831,250
                                                                                                           --------------
                                                                                                               80,470,425
                                                                                                           --------------
PROCESS INDUSTRIES .4%
Asia Pulp & Paper Co. Ltd., pfd., 12.00%, 12/29/49 .................    Indonesia            70,000,000        33,600,000
                                                                                                           --------------
PRODUCER MANUFACTURING .5%
EVI, Inc., 5.00% cvt. pfd., 144A ...................................    United States         1,200,000        38,550,000
                                                                                                           --------------
REAL ESTATE 3.6%
Apartment Investment & Management Co., 8.00% cvt. pfd., K, .........    United States         1,700,000        41,225,000
Archstone Communities Trust, $1.75, cvt. pfd., A ...................    United States         1,040,000        28,015,000
Felcor Lodging Trust Inc., $1.95, cvt. pfd., A .....................    United States         2,100,000        44,362,500

FRANKLIN CUSTODIAN FUNDS, INC.


                                                                                                  SHARES,
INCOME FUND                                                                   COUNTRY            WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
REAL ESTATE (CONT.)
Glenborough Realty Trust, 7.75%, cvt. pfd., A ..........................    United States       3,400,000    $ 56,950,000
Innkeepers USA Trust, 8.625%, cvt. pfd., A .............................    United States       2,000,000      34,250,000
Prologis Trust, 7.00%, cvt. pfd., B ....................................    United States         800,000      20,350,000
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ..................    United States       1,750,000      35,656,250
Vornado Realty Trust, 6.50%, cvt. pfd., A ..............................    United States         700,000      34,300,000
                                                                                                             ------------
                                                                                                              295,108,750
                                                                                                             ------------
TELECOMMUNICATIONS .7%
Nortel Inversora SA, 10.00%, cvt. pfd ..................................    Argentina           1,200,000      58,650,000
                                                                                                             ------------
TRANSPORTATION .4%
Union Pacific Capital Trust, 6.25%, cvt. pfd ...........................    United States         600,000      30,150,000
                                                                                                             ------------
UTILITIES 1.0%
CMS Energy Trust, 7.75%, cvt. pfd ......................................    United States       1,600,000      84,200,000
                                                                                                             ------------
Total Convertible Preferred Stocks (Cost $989,415,587)..................                                      775,538,850
                                                                                                             ------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT*
                                                                                                ---------
BONDS 19.6%
CONSUMER DURABLES .4%
American Standard Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ........    United States    $  3,551,000    $  3,604,265
E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .............    United States      32,000,000      11,360,000
Polaroid Corp., senior note, 11.50%, 2/15/06 ...........................    United States      20,000,000      20,750,000
                                                                                                             ------------
                                                                                                               35,714,265
                                                                                                             ------------
CONSUMER NON-DURABLES 3.6%
Compania Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 ........    Argentina          30,000,000      23,400,000
Del Monte Corp., senior sub. note, B, 12.25%, 4/15/07 ..................    United States      29,915,000      33,953,525
Doane Pet Care Co., senior sub. note, 144A, 9.75%, 5/15/07 .............    United States      15,381,000      16,419,217
Evenflo Company Inc., senior note, 144A, 11.75%, 8/15/06 ...............    United States      28,000,000      28,420,000
Hartmarx Corp., senior sub. note, 144A, 10.875%, 1/15/02 ...............    United States      35,000,000      35,875,000
International Home Foods, senior sub. note, 10.375%, 11/01/06 ..........    United States      30,000,000      32,775,000
Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 .......    United States      38,500,000      39,847,500
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ......    United States      20,000,000      18,400,000
RJR Nabisco Inc., notes, 9.25%, 8/15/13 ................................    United States      35,000,000      40,307,785
Simmons Co., senior sub. Note, 144A, 10.25%, 03/15/09 ..................    United States       5,500,000       5,692,500
Specialty Foods Corp., senior unsecured notes, B, 10.25%, 8/15/01 ......    United States      20,000,000      18,900,000
The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 .........    United States       6,000,000       6,450,000
                                                                                                             ------------
                                                                                                              300,440,527
                                                                                                             ------------
CONSUMER SERVICES 3.5%
AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ......    United States      17,000,000      13,600,000
Aztar Corp., senior sub. note, 11.00%, 10/01/02 ........................    United States      60,000,000      60,900,000
Benedek Broadcasting, senior note, 11.875%, 3/01/05 ....................    United States      12,250,000      13,291,250
Coast Hotel & Casino Inc., senior sub. note, 144A, 9.50%, 4/01/09 ......    United States      14,000,000      14,140,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................    United States      40,000,000      45,000,000
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ................    United States       8,000,000       8,460,000
Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..............    United States      13,000,000      12,675,000
Harvey's Casino Resorts, senior sub. note, 10.625%, 6/01/06 ............    United States      11,000,000      11,687,500
Helicon Group, senior secured note, B, 11.00%, 11/01/03 ................    United States      35,000,000      37,056,250
Rio Hotel & Casino Inc., senior sub. note, 10.625%, 7/15/05 ............    United States      35,000,000      37,975,000
Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 .......    United States      35,000,000      36,137,500
                                                                                                             ------------
                                                                                                              290,922,500
                                                                                                             ------------
ELECTRONIC TECHNOLOGY 1.6%
Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ....................    United States      60,000,000      62,700,000
Samsung Electronics America Inc., company guaranteed notes, 144A, 9.75%,
 5/01/03 ...............................................................    United States      70,000,000      72,625,000
                                                                                                             ------------
                                                                                                              135,325,000
                                                                                                             ------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                PRINCIPAL
INCOME FUND                                                                    COUNTRY           AMOUNT*            VALUE
-----------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
ENERGY MINERALS 3.1%
Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .........    United States    $   39,000,000    $   34,710,000
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..........    Mexico               85,000,000        83,300,000
Denbury Management Inc., unsecured senior sub. note, 9.00%, 3/01/08 ....    United States        41,000,000        35,055,000
Gerrity Oil & Gas Corp., senior sub. note, 11.75%, 7/15/04 .............    United States        40,000,000        41,000,000
Mesa Operating Co., unsecured senior sub. note, 10.625%, 7/01/06 .......    United States         5,000,000         5,537,500
Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ............    United States         8,000,000         8,000,000
R&B Falcon Corp., senior note, 144A, 12.25%, 04/15/03 ..................    United States        16,000,000        16,840,000
R&B Falcon Corp., senior note, 6.50%, 04/15/03 .........................    United States        22,000,000        18,590,000
RBF Finance Co., 144A, 11.00%, 3/15/06 .................................    United States        14,000,000        14,700,000
                                                                                                               --------------
                                                                                                                  257,732,500
                                                                                                               --------------
FINANCE .4%
IBJ Preferred Capital Co. LLC, 144A, 8.79%, 12/29/49 ...................    United States         4,000,000        28,730,000
                                                                                                               --------------
HEALTH TECHNOLOGY .8%
Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 .........    United States        22,000,000        24,090,000
ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ...............    United States        37,000,000        37,740,000
                                                                                                               --------------
                                                                                                                   61,830,000
                                                                                                               --------------
INDUSTRIAL SERVICES .2%
First Wave Marine Inc., senior note, 11.00%, 2/01/08 ...................    United States        10,000,000         9,450,000
Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08    United States        10,000,000        10,450,000
                                                                                                               --------------
                                                                                                                   19,900,000
                                                                                                               --------------
PROCESS INDUSTRIES 3.8%
Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ..........    United States        25,000,000        25,625,000
Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ............    United States        50,000,000        51,062,500
Four M Corp., senior note, B, 12.00%, 6/01/06 ..........................    United States        30,000,000        23,100,000
Packaging Corp. of America, senior sub. note, 144A, 9.625%, 04/01/09 ...    United States         8,000,000         8,000,000
Packaging Resources Inc., senior note, 11.625%, 5/01/03 ................    United States        42,000,000        44,310,000
Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ..................    United States        45,000,000        41,625,000
RBX Corp., senior sub. note, B, 11.25%, 10/15/05 .......................    United States        60,000,000        17,100,000
Riverwood International, senior sub. note, 10.875%, 4/01/08 ............    United States        55,000,000        54,175,000
Tjiwi Kimia Finance Mauritius, senior unsecured note, 10.00%, 8/01/04 ..    Indonesia            68,000,000        37,060,000
UCC Investors, senior note, 10.50%, 5/01/02 ............................    United States         8,900,000         9,656,500
                                                                                                               --------------
                                                                                                                  311,714,000
                                                                                                               --------------
PRODUCER MANUFACTURING 1.4%
Collins & Aikman Corp., senior sub. note, 11.50%, 4/15/06 ..............    United States        35,000,000        37,362,500
Nortek Inc., senior sub. note, 9.875%, 3/01/04 .........................    United States        18,500,000        19,332,500
Outsourcing Services Group, senior sub. note, 144A, 10.875%, 3/01/06 ...    United States        22,000,000        21,670,000
Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ................    United States        14,500,000        14,427,500
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ......    Canada               20,000,000        19,175,000
                                                                                                               --------------
                                                                                                                  111,967,500
                                                                                                               --------------
TELECOMMUNICATIONS .6%
Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 ................    United States        32,000,000        29,280,000
Paging Network, senior sub. note, 10.125%, 8/01/07 .....................    United States        25,000,000        21,250,000
                                                                                                               --------------
                                                                                                                   50,530,000
                                                                                                               --------------
UTILITIES .2%
Midland CoGeneration Venture, deb., C-91, 10.33%, 7/23/02 ..............    United States         4,983,706         5,350,502
Midland Funding Corp. I, deb., C-94, 10.33%, 7/23/02 ...................    United States         9,659,466        10,370,393
                                                                                                               --------------
                                                                                                                   15,720,895
                                                                                                               --------------
TOTAL BONDS (COST $1,678,787,011) ......................................                                        1,620,527,187
                                                                                                               --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                             PRINCIPAL
 INCOME FUND                                                                 COUNTRY           AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 5.1%
CONSUMER NON-DURABLES
Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 9/15/06 ........    United States     $  2,967,000      $    2,959,582
                                                                                                              --------------
ELECTRONIC TECHNOLOGY .2%
BEA Systems, Inc., cvt., 4.00%, 6/15/05 ..............................    United States        9,300,000           7,300,500
Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 .....................    United States        8,000,000           7,800,000
                                                                                                              --------------
                                                                                                                  15,100,500
                                                                                                              --------------
ENERGY MINERALS 1.2%
Key Energy Services Inc., cvt., 5.00%, 9/15/04 .......................    United States       43,000,000          21,822,500
Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 ......................    United States       30,000,000          29,962,500
Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 ....................    United States       57,000,000          44,175,000
                                                                                                              --------------
                                                                                                                  95,960,000
                                                                                                              --------------
HEALTH SERVICES .1%
Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 .............    United States        9,500,000           3,087,500
Medical Care International Inc., cvt. sub. deb., 144A, 6.75%, 10/01/06    United States        8,500,000           7,395,000
                                                                                                              --------------
                                                                                                                  10,482,500
                                                                                                              --------------
INDUSTRIAL SERVICES .2%
Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 .........    United States       22,000,000          14,657,500
                                                                                                              --------------
NON-ENERGY MINERALS 1.2%
Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ...........................    Ghana               50,000,000          42,750,000
Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 .....    United Kingdom         900,000             549,000
Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ...........    United States       20,000,000          11,775,000
Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ..................    Canada              70,000,000          47,775,000
                                                                                                              --------------
                                                                                                                 102,849,000
                                                                                                              --------------
PROCESS INDUSTRIES .3%
APP Finance VI Mauritius, cvt., 11/18/12 .............................    Singapore          150,000,000          23,250,000
                                                                                                              --------------
PRODUCER MANUFACTURING .3%
Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ............    United States       50,000,000          28,500,000
                                                                                                              --------------
REAL ESTATE 1.5%
Macerich Co., cvt., senior sub. note, 144A, 7.25%, 12/15/02 ..........    United States       58,000,000          53,650,000
Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ..........    United States       82,000,000          60,372,500
Rouse Co., cvt. sub. deb., 5.75%, 7/23/02 ............................    United States        9,000,000           8,977,500
                                                                                                              --------------
                                                                                                                 123,000,000
                                                                                                              --------------
RETAIL TRADE .1%
Drug Emporium Inc., S. cvt. sub. deb., 7.75%, 10/01/14 ...............    United States        9,000,000           6,727,500
                                                                                                              --------------
TOTAL CONVERTIBLE BONDS (COST $471,683,786) ..........................                                           423,486,582
                                                                                                              --------------
FOREIGN GOVERNMENT BONDS 14.0%
ESCOM, E168, 11.00%, 6/01/08 .........................................    South Africa       400,000,000ZAR       51,253,032
Republic of Argentina, L-GP, step coupon, 5.75%, 3/31/23 .............    Argentina          520,000,000         362,375,000
Republic of Brazil, FRN, 6.062%, 1/01/01 .............................    Brazil              29,643,000          27,271,560
Republic of Brazil, FRN, 6.125%, 4/15/06 .............................    Brazil             225,600,000         163,560,000
Republic of Brazil, FRN, 5.50%, 4/15/24 ..............................    Brazil             280,000,000         169,750,000
Republic of Korea, 8.875%, 4/15/08 ...................................    South Korea        245,000,000         261,843,750
Republic of South Africa, 12.00%, 2/28/05 ............................    South Africa       335,000,000ZAR       48,746,968
Russia Ministry of Finance, 11.75%, 6/10/03 ..........................    Russia             125,000,000          40,500,000
Russia Ministry of Finance, 10.00%, 6/26/07 ..........................    Russia             125,000,000          34,610,000
                                                                                                              --------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,268,232,658) .................                                         1,159,910,310
                                                                                                              --------------
U.S. GOVERNMENT SECURITIES 15.1%
Freddie Mac, 5.75%, 4/15/08 ..........................................    United States      325,000,000         322,624,575
U.S. Treasury Bonds, 7.125%, 2/15/23 .................................    United States      250,000,000         288,750,000
U.S. Treasury Bonds, 6.25%, 8/15/23 ..................................    United States      506,000,000         529,877,128
U.S. Treasury Notes, 6.375%, 8/15/02 .................................    United States      110,000,000         114,021,930
                                                                                                              --------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $1,164,477,300) ...............                                         1,255,273,633
                                                                                                              --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                                                                       PRINCIPAL
 INCOME FUND                                                                         COUNTRY            AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON/STEP-UP BONDS 1.7%
 AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
  12.25% thereafter, 3/15/06 ..................................................    United States    $   26,294,000    $   15,250,520
(b)International Wireless Communications, senior disc. note, 8/15/01 ..........    United States        13,500,000         1,147,500
 Loral Space and Communications Ltd., senior disc. notes, zero cpn. to 1/15/02,
  12.50% thereafter, 1/15/07 ..................................................    United States         5,500,000         3,162,500
 Mesa Operating Co., unsecured senior sub. notes, zero cpn. to 7/01/01,11.625%
  thereafter, 7/01/06 .........................................................    United States        15,000,000        11,512,500
 Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
  thereafter, 2/15/08 .........................................................    United States        90,000,000        63,900,000
 Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
  thereafter, 4/15/08 .........................................................    United States        50,000,000        23,750,000
 Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ........................    United States        42,000,000        25,410,000
                                                                                                                      --------------
 TOTAL ZERO COUPON/STEP-UP BONDS (Cost $172,963,591) ..........................                                          144,133,020
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENT (Cost $7,936,248,925) .............................                                        7,874,367,563
                                                                                                                      --------------
(d)REPURCHASE AGREEMENT 3.6%
 Joint Repurchase Agreement, 4.875%, 04/01/99 (Maturity Value $295,272,592)
  (COST $295,232,613) .........................................................                                          295,232,613
  Barclays Capital Inc. (Maturity Value $37,816,892)
  Bear, Stearns Securities Corp. (Maturity Value $20,627,397)
  Chase Securities Inc. (Maturity Value $9,926,951)
  CIBC Oppenheimer Corp. (Maturity Value $37,816,892)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $37,816,892)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $37,816,892)
  Lehman Brothers Inc. (Maturity Value $37,816,892)
  Paribas Corp. (Maturity Value $37,816,892)
  Warburg Dillon Read LLC (Maturity Value $37,816,892)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $8,231,481,538) 98.7% ................................                                        8,169,600,176
                                                                                                                      --------------
 OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................                                          111,529,262
                                                                                                                      --------------
 NET ASSETS 100.0% ............................................................                                       $8,281,129,438
                                                                                                                      ==============

 CURRENCY ABBREVIATIONS
 ZAR - South African Rand

* Securities traded in U.S. Dollars unless otherwise indicated.

(a) Non-income producing.

(b) See Note 6 regarding defaulted securities.

(d) See Note 1(c) regarding joint repurchase agreement.

(g) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at March 31, 1999 were $11,424,848.


                       See Notes To Financial Statements.                     47

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights


FRANKLIN U.S. GOVERNMENT SECURITIES FUND


                                               SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 1999+  -----------------------------------------------------------------
CLASS A                                           (UNAUDITED)       1998         1997          1996          1995         1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ..........   $     6.99     $     6.89   $     6.72   $      6.87   $      6.51   $      7.20
                                                  --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .22            .46          .48           .49           .50           .50
 Net realized and unrealized gains (losses) ...         (.15)           .10          .17          (.15)          .35          (.68)
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............          .07            .56          .65           .34           .85          (.18)
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income..         (.22)          (.46)        (.48)         (.49)         (.49)         (.51)
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................   $     6.84     $     6.99   $     6.89   $      6.72   $      6.87   $      6.51
                                                  ================================================================================

Total return* .................................         1.06%          8.41%       10.08%         5.15%        13.56%        (2.75%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $8,601,347     $9,049,829   $9,350,751   $10,129,483   $11,101,605   $11,668,747
Ratios to average net assets:
 Expenses .....................................          .66%**         .65%         .64%          .61%          .61%          .55%
 Net investment income ........................         6.40%**        6.67%        7.01%         7.18%         7.50%         7.37%
Portfolio turnover rate++ .....................        12.33%         25.98%        1.74%         8.01%         5.48%        18.28%


CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ..........   $     6.91
                                                  ----------
Income from investment operations:
 Net investment income ........................          .12
 Net realized and unrealized loss .............         (.08)
                                                  ----------
Total from investment operations ..............          .04
                                                  ----------
Less distributions from net investment income..         (.11)
                                                  ----------
Net asset value, end of period ................        $6.84
                                                  ==========

Total return* .................................          .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $   18,020
Ratios to average net assets:
 Expenses .....................................         1.23%**
 Net investment income ........................         5.98%**
Portfolio turnover rate++ .....................        12.33%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

+ For the period January 1, 1999 (effective date)to March 31, 1999 for Class B.

++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

FRANKLIN CUSTODIAN FUNDS, INC.

                                                    SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                     MARCH 31, 1999     --------------------------------------------------------
CLASS C                                                (UNAUDITED)        1998          1997****          1996           1995***
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $   6.97        $   6.87        $   6.70        $   6.85        $   6.67
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................              .20             .42             .44             .45             .21
 Net realized and unrealized gains (losses) ...             (.15)            .10             .17            (.15)            .16
                                                        ------------------------------------------------------------------------
Total from investment operations ..............              .05             .52             .61             .30             .37
                                                        ------------------------------------------------------------------------
Less distributions from net investment income .             (.20)           (.42)           (.44)           (.45)           (.19)
                                                        ------------------------------------------------------------------------
Net asset value, end of period ................         $   6.82        $   6.97        $   6.87        $   6.70        $   6.85
                                                        ------------------------------------------------------------------------

Total return* .................................              .78%           7.85%           9.48%           4.55%           5.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $312,716        $271,665        $120,818        $ 57,657        $ 11,695
Ratios to average net assets:
 Expenses .....................................             1.22%**         1.21%           1.20%           1.17%           1.18%**
 Net investment income ........................             5.86%**         6.10%           6.44%           6.80%           6.48%**
Portfolio turnover rate++ .....................            12.33%          25.98%           1.74%           8.01%           5.48%


ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $   7.00        $   6.90        $   6.76
                                                        ----------------------------------------
Income from investment operations:
 Net investment income ........................              .22             .47             .38
 Net realized and unrealized gains (losses) ...             (.15)            .10             .12
                                                        ----------------------------------------
Total from investment operations ..............              .07             .57             .50
                                                        ----------------------------------------
Less distributions from net investment income .             (.23)           (.47)           (.36)
                                                        ----------------------------------------
Net asset value, end of period ................         $   6.84        $   7.00        $   6.90
                                                        ----------------------------------------

Total return* .................................              .96%           8.51%           7.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $ 24,495        $ 36,308        $ 14,469
Ratios to average net assets:
 Expenses .....................................              .56%**          .56%            .56%**
 Net investment income ........................             6.50%**         6.75%           7.01%**
Portfolio turnover rate++ .....................            12.33%          25.98%           1.74%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period May 1, 1995 (effective date) to September 30, 1995 for Class
C.

****For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.

++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

                       See notes to financial statements                      49

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)

                                                                                  PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                    AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 97.7%
 GNMA I, SF, 5.50%, 5/15/28 - 1/15/29 ......................................    $   14,997,453    $   14,242,027
 GNMA II, 5.50%, 11/20/28 - 12/20/28 .......................................        19,833,332        18,737,328
 GNMA I, SF, 6.00%, 9/15/23 - 12/15/28 .....................................       268,394,982       261,421,645
 GNMA II, 6.00%, 10/20/23 - 2/20/29 ........................................       923,112,554       893,672,447
(e)GNMA I, SF, 6.50%, 3/15/03 - 4/01/29 ....................................     1,827,988,959     1,824,772,480
 GNMA II, 6.50%, 6/20/24 - 7/20/28 .........................................       396,545,669       393,316,222
 GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 ......................................         3,221,947         3,237,837
 GNMA PL, 6.75%, 1/15/34 ...................................................        35,821,789        36,050,007
 GNMA I, SF, 7.00%, 4/15/16 - 5/15/28 ......................................     1,859,895,089     1,894,672,459
 GNMA PL, 7.00%, 9/15/35 ...................................................         8,902,405         9,071,718
 GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 .....................................         6,633,195         6,782,813
 GNMA PL, 7.375%, 4/15/29 ..................................................        34,773,609        35,495,458
 GNMA I, SF, 7.50%, 6/15/05 - 6/15/28 ......................................     1,056,569,982     1,091,319,477
 GNMA II, 7.50%, 10/20/22 - 12/20/26 .......................................       121,894,150       125,091,814
 GNMA PL, 7.75%, 10/15/12 ..................................................         5,259,894         5,493,523
 GNMA I, SF, 8.00%, 10/15/07 - 5/15/26 .....................................       742,275,427       778,640,739
 GNMA II, 8.00%, 8/20/16 - 10/20/26 ........................................        47,276,320        49,052,533
 GNMA PL, 8.00%, 1/15/32 - 5/15/32 .........................................        14,061,309        14,436,403
 GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17 ....................................         5,040,173         5,304,633
 GNMA PL, 8.25%, 2/15/28 ...................................................        12,806,205        13,673,739
 GNMA I, SF, 8.50%, 5/15/16 - 11/15/24 .....................................       162,147,609       172,416,360
 GNMA II, 8.50%, 4/20/16 - 6/20/25 .........................................        30,456,739        32,116,507
 GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 ....................................           717,329           762,994
 GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 .....................................       200,371,058       215,695,364
 GNMA II, 9.00%, 5/20/16 - 11/20/21 ........................................        10,588,360        11,287,759
 GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 .....................................         3,358,585         3,608,702
 GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 ......................................       111,698,849       120,748,306
 GNMA II, 9.50%, 9/20/15 - 4/20/25 .........................................         8,543,135         9,120,937
 GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ..................................         3,613,915         3,940,672
 GNMA I, SF, 10.00%, 4/15/12 - 4/15/25 .....................................       131,367,382       145,060,700
 GNMA II, 10.00%, 8/20/13 - 3/20/21 ........................................        15,103,559        16,448,470
 GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 ....................................         1,351,370         1,472,817
 GNMA I, SF, 10.50%, 8/15/00 - 10/15/21 ....................................        96,950,863       107,969,803
 GNMA II, 10.50%, 9/20/13 - 3/20/21 ........................................        25,993,247        28,490,502
 GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11 ...................................         6,950,019         7,606,067
 GNMA I, SF, 11.00%, 1/15/01 - 5/15/21 .....................................        82,189,885        92,267,803
 GNMA II, 11.00%, 7/20/13 - 1/20/21 ........................................         6,463,713         7,170,815
 GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 ....................................         3,179,303         3,501,908
 GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13 ....................................         1,116,429         1,236,918
 GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 ....................................        17,806,107        20,150,419
 GNMA II, 11.50%, 8/20/13 - 4/20/18 ........................................         1,272,069         1,418,883
 GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14 ...................................           130,307           145,763
 GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ...................................           711,710           791,492
 GNMA I, GPM, 12.00%, 10/15/10 - 3/15/13 ...................................           303,734           337,286
 GNMA I, SF, 12.00%, 5/15/11 - 7/15/18 .....................................        80,451,998        91,407,042
 GNMA II, 12.00%, 9/20/13 - 2/20/16 ........................................         3,719,384         4,162,191
 GNMA I, GPM, 12.50%, 4/15/10 - 10/15/12 ...................................           685,637           767,475
 GNMA I, SF, 12.50%, 1/15/10 - 8/15/18 .....................................        73,411,992        84,095,656
 GNMA II, 12.50%, 9/20/13 - 11/20/15 .......................................         3,463,335         3,916,072
 GNMA I, GPM, 12.75%, 5/15/14 - 6/15/15 ....................................             9,430            10,637
 GNMA I, SF, 13.00%, 7/15/10 - 1/15/16 .....................................        70,068,470        80,971,847
 GNMA II, 13.00%, 11/20/13 - 9/20/15 .......................................         2,307,942         2,636,598
                                                                                                  --------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (COST $8,604,355,195)                       8,746,220,067
                                                                                                  --------------
 U.S. GOVERNMENT SECURITIES 1.1%
 U.S. Treasury Bonds, 6.00% 2/15/26 (COST $96,343,750) .....................       100,000,000       101,781,300
                                                                                                  --------------
 TOTAL LONG TERM INVESTMENTS (COST $8,700,698,945) .........................                       8,848,001,367
                                                                                                  --------------

FRANKLIN CUSTODIAN FUNDS, INC.

                                                             PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                               AMOUNT                   VALUE
--------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 1.4%
(f)U.S. Treasury Bills, 0.00%, 4/22/99 ..........         $    75,260,000          $    75,050,627
 U.S. Treasury Notes, 5.75%, 9/30/99 ............              15,000,000               15,079,695
 U.S. Treasury Notes, 5.875%, 11/15/99 ..........              14,000,000               14,091,882
 U.S. Treasury Notes, 7.125%, 9/30/99 ...........              15,000,000               15,178,125
 U.S. Treasury Notes, 7.75%, 12/31/99 ...........              10,000,000               10,212,500
                                                                                   ---------------
 TOTAL SHORT TERM INVESTMENTS (COST $129,841,807)                                      129,612,829
                                                                                   ---------------
 TOTAL INVESTMENTS (COST $8,830,540,752) 100.2% .                                    8,977,614,196
 OTHER ASSETS, LESS LIABILITIES (.2)% ...........                                      (21,036,486)
                                                                                   ---------------
 NET ASSETS 100.0% ..............................                                  $ 8,956,577,710
                                                                                   ===============


(e)Sufficient collateral has been segregated for securities issued on a when-issued or delayed delivery basis.

(f)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.


                       See notes to financial statements.                     51

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights


FRANKLIN UTILITIES FUND

                                                 SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 1999+  ---------------------------------------------------------------
CLASS A                                             (UNAUDITED)       1998         1997         1996          1995         1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........        $   11.36     $    10.04   $     9.73   $     9.75    $     8.33   $    10.78
                                                     -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................              .26            .52          .53          .54           .53          .55
 Net realized and unrealized gains (losses)..            (1.34)          1.58          .73          .03          1.42        (2.44)
                                                     -----------------------------------------------------------------------------
Total from investment operations ............            (1.08)          2.10         1.26          .57          1.95        (1.89)
                                                     -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................             (.26)          (.52)        (.52)        (.52)         (.52)        (.52)
 Net realized gains .........................             (.33)          (.26)        (.43)        (.07)         (.01)        (.04)
                                                     -----------------------------------------------------------------------------
Total distributions .........................             (.59)          (.78)        (.95)        (.59)         (.53)        (.56)
                                                     -----------------------------------------------------------------------------
Net asset value, end of period ..............        $    9.69     $    11.36   $    10.04   $     9.73    $     9.75   $     8.33
                                                     =============================================================================

Total return* ...............................            (9.90%)        21.71%       13.72%        5.94%        24.19%      (17.94%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........       $1,812,981     $2,054,546   $1,953,273   $2,400,561    $2,765,976   $2,572,508
Ratios to average net assets:
 Expenses ...................................              .76%**         .76%         .75%         .71%          .73%         .64%
 Net investment income ......................             4.66%**        4.73%        5.26%        5.24%         5.88%        5.76%
Portfolio turnover rate .....................            28.35%         11.77%        7.24%       17.05%         5.55%        6.34%


CLASS B
--------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ........       $    11.06
                                                    ----------
Income from investment operations:
 Net investment income ......................              .10
 Net realized and unrealized loss ...........            (1.34)
                                                    ----------
Total from investment operations ............            (1.24)
                                                    ----------
Less distributions from net investment
 income .....................................             (.12)
                                                    ----------
Net asset value, end of period ..............       $     9.70
                                                    ==========

Total return* ...............................           (11.41%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........       $    1,367
Ratios to average net assets:
 Expenses ...................................             1.29%**
 Net investment income ......................             4.68%**
Portfolio turnover rate .....................            28.35%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

+For the period January 1, 1999 (effective date) to March 31, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.

                                                     SIX MONTHS ENDED               YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 1999   -----------------------------------------------------
CLASS C                                                 (UNAUDITED)       1998        1997****         1996         1995***
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........           $   11.35      $   10.02      $    9.72      $   9.75      $    8.89
                                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................                 .23            .46            .45           .46            .23
 Net realized and unrealized gains (losses)..               (1.33)          1.60            .76           .06            .88
                                                        --------------------------------------------------------------------
Total from investment operations ............               (1.10)          2.06           1.21           .52           1.11
                                                        --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................                (.23)          (.47)          (.48)         (.48)          (.25)
 Net realized gains .........................                (.33)          (.26)          (.43)         (.07)          --
                                                        --------------------------------------------------------------------
Total distributions .........................                (.56)          (.73)          (.91)         (.55)          (.25)
                                                        --------------------------------------------------------------------
Net asset value, end of period ..............           $    9.69      $   11.35      $   10.02      $   9.72      $    9.75
                                                        ====================================================================

Total return* ...............................              (10.11%)        21.24%         13.06%         5.39%         13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........           $  39,754      $  40,628      $  21,906      $ 19,655      $   8,369
Ratios to average net assets:
 Expenses ...................................                1.28%**        1.28%          1.27%         1.23%          1.21%**
 Net investment income ......................                4.14%**        4.19%          4.78%         4.86%          5.15%**
Portfolio turnover rate .....................               28.35%         11.77%          7.24%        17.05%          5.55%


ADVISOR CLASS
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ........           $   11.39      $   10.04      $    9.55
                                                        ---------------------------------------
Income from investment operations:
 Net investment income ......................                 .26            .58            .36
 Net realized and unrealized gains (losses)..               (1.33)          1.57            .53
                                                        ---------------------------------------
Total from investment operations ............               (1.07)          2.15            .89
                                                        ---------------------------------------
Less distributions from:
 Net investment income ......................                (.27)          (.54)          (.40)
 Net realized gains .........................                (.33)          (.26)           --
                                                        ---------------------------------------
Total distributions .........................                (.60)          (.80)          (.40)
                                                        ---------------------------------------
Net asset value, end of period ..............           $    9.72      $   11.39      $   10.04
                                                        =======================================

Total return* ...............................               (9.81%)        22.20%          9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........           $  13,855      $  13,651      $   8,719
Ratios to average net assets:
 Expenses ...................................                 .62%**         .63%           .62%**
 Net investment income ......................                4.86%**        4.93%          5.33%**
Portfolio turnover rate .....................               28.35%         11.77%          7.24%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period May 1, 1995 (effective date) to September 30, 1995 for Class
C.

****For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.


                       See notes to financial statements.                     53

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)

UTILITIES FUND                                                     SHARES             VALUE
-----------------------------------------------------------------------------------------------
 COMMON STOCKS 74.2%
 AGL Resources Inc. ...................................             302,400      $    5,310,900
 Allegheny Energy Inc. ................................             700,000          20,650,000
 American Electric Power Co. Inc. .....................             439,100          17,426,781
 Baltimore Gas and Electric Co. .......................             507,900          12,887,963
 Bell Atlantic Corp. ..................................             400,000          20,675,000
 Central & South West Corp. ...........................           1,429,100          33,494,531
 CINergy Corp. ........................................           1,300,000          35,750,000
 CMS Energy Corp. .....................................             500,000          20,031,250
 Conectiv Inc. ........................................           2,659,800          51,533,625
 Dominion Resources Inc. ..............................           1,568,950          57,953,091
 DQE Inc. .............................................             600,000          23,025,000
 DTE Energy Co. .......................................           1,100,000          42,281,250
 Duke Energy Corp. ....................................           1,300,000          71,012,500
 Edison International .................................           2,271,000          50,529,750
 Entergy Corp. ........................................           1,300,000          35,750,000
 FirstEnergy Corp. ....................................             200,000           5,587,500
 Florida Progress Corp. ...............................             800,000          30,200,000
 FPL Group Inc. .......................................           1,415,000          75,348,750
 GPU Inc. .............................................             737,000          27,499,313
 GTE Corp. ............................................             300,000          18,150,000
 Hawaiian Electric Industries Inc. ....................             500,000          17,531,250
 Kansas City Power & Light Co. ........................           1,000,000          24,625,000
 Montana Power Co. ....................................             556,600          40,944,888
 Nevada Power Co. .....................................           1,000,000          24,750,000
 New Century Energies Inc. ............................             937,145          31,921,502
 New England Electric System ..........................             300,000          14,550,000
 NIPSCO Industries Inc. ...............................           1,340,600          36,196,200
 Northern States Power Co. ............................             535,500          13,717,725
 Northwestern Corp. ...................................             809,600          20,999,000
 PECO Energy Co. ......................................           1,116,700          51,647,375
 PG&E Corp. ...........................................           1,760,000          54,670,000
 Pinnacle West Capital Corp. ..........................             768,485          27,953,642
 Puget Sound Energy Inc. ..............................           1,000,000          23,062,500
 SBC Communications Inc. ..............................             264,200          12,450,425
 SCANA Corp. ..........................................             900,000          19,518,750
 Sempra Energy ........................................           2,546,811          48,866,936
 Sierra Pacific Resources .............................             350,000          12,315,625
 SIGCORP Inc. .........................................             747,300          20,457,338
 Southern Co. .........................................           2,829,300          65,958,056
 TECO Energy Inc. .....................................           1,840,800          36,585,900
 Texas Utilities Co. ..................................           1,057,750          44,094,951
 Unicom Corp. .........................................           1,100,000          40,218,750
 Washington Gas Light Co. .............................             600,000          13,575,000
 Washington Water Power Co. ...........................             500,000           8,125,000
 Western Resources Inc. ...............................           1,000,000          26,687,500
                                                                                 --------------
 TOTAL COMMON STOCKS (COST $1,269,853,466) ............                           1,386,520,517
                                                                                 --------------
 CONVERTIBLE PREFERRED STOCKS 6.9%
 AES Trust I, 5.375%, 3/31/27, cvt. pfd., A ...........             400,000          22,225,000
 CMS Energy Corp., 7.75%, cvt. pfd. ...................             705,000          37,100,625
 K N Energy Inc., 8.25%, 11/30/01, cvt. pfd. ..........             250,000           8,453,125
 Nipsco Industries Inc., 7.75%, cvt. pfd. .............             200,000          10,100,000
 Nortel Inversora SA, 10.00%, cvt. pfd. (Argentina) ...             350,000          17,106,250
 Texas Utilities Co., 9.25%, 8/16/01, cvt. pfd. .......             647,600          34,525,175
                                                                                 --------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $124,305,098)                             129,510,175
                                                                                 --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 Utilities Fund                                                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 BONDS 13.3%
 Arizona Public Service Co., 10.25%, 5/15/20 ........................................................  $ 10,500,000     $ 11,409,510
 Arizona Public Service Co., 9.00%, 12/15/21 ........................................................    14,500,000       15,676,211
 CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ....................................................    25,000,000       28,778,000
 CMS Energy Corp., senior note, 7.50%, 1/15/09 ......................................................     8,250,000        8,332,500
 Commonwealth Edison Co., 8.50%, 7/15/22 ............................................................     5,000,000        5,284,080
 Commonwealth Edison Co., 8.375%, 9/15/22 ...........................................................    10,000,000       10,503,150
 Consolidated Edison Inc., 7.10%, 2/01/28 ...........................................................    15,000,000       14,799,450
 Duquesne Light Co., 8.375%, 5/15/24 ................................................................     5,000,000        5,262,000
 Enron Corp., 7.00%, 8/15/23 ........................................................................    19,000,000       17,885,650
 Midland Funding Corp. I, C-94, 10.33%, 7/23/02 .....................................................     9,391,148       10,082,327
 Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to 7/01/03, 8.50% thereafter, 7/01/10...     6,000,000        4,620,000
 Niagara Mohawk Power Corp., senior note, D, 7.25%, 10/01/02 ........................................     4,000,000        4,080,000
 Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 ........................................     4,600,000        4,945,000
 Niagara Mohawk Power Corp., 9.50%, 3/01/21 .........................................................     7,500,000        7,956,885
 Niagara Mohawk Power Corp., 8.75%, 4/01/22 .........................................................     5,000,000        5,458,110
 Northwest Pipeline Corp., 7.125%, 12/01/25 .........................................................     3,000,000        2,894,820
 Ohio Edison Co., 8.75%, 6/15/22 ....................................................................     8,000,000        8,479,920
 Panhandle Eastern Co., 7.20%, 8/15/24 ..............................................................    20,000,000       19,456,100
 Sprint Capital Corp., 6.875%, 11/15/28 .............................................................    20,000,000       19,761,800
 Texas Utilities Co., 8.75%, 11/01/23 ...............................................................    10,000,000       10,886,440
 Texas Utilities Co., 8.50%, 8/01/24 ................................................................    10,000,000       10,599,400
 US West Communications Group, 6.875%, 9/15/33 ......................................................    21,000,000       20,142,990
                                                                                                                      --------------
 TOTAL BONDS (COST $237,326,735) ....................................................................                    247,294,343
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,631,485,299) ..................................................                  1,763,325,035
                                                                                                                      --------------
(d)REPURCHASE AGREEMENT 2.0%
 Joint Repurchase Agreement, 4.875%, 4/01/99 (Maturity Value $36,736,591) (COST $36,731,617) ........    36,731,617       36,731,617
  Barclays Capital Inc. (Maturity Value $4,705,021)
  Bear, Stearns Securities Corp. (Maturity Value $2,566,375)
  Chase Securities Inc. (Maturity Value $1,235,069)
  CIBC Oppenheimer Corp. (Maturity Value $4,705,021)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $4,705,021)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $4,705,021)
  Lehman Brothers Inc. (Maturity Value $4,705,021)
  Paribas Corp. (Maturity Value $4,705,021)
  Warburg Dillon Read LLC (Maturity Value $4,705,021)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,668,216,916) 96.4% ......................................................                  1,800,056,652
                                                                                                                      --------------
 OTHER ASSETS, LESS LIABILITIES 3.6% ................................................................                     67,900,748
                                                                                                                      --------------
 NET ASSETS 100.0% ..................................................................................                 $1,867,957,400
                                                                                                                      ==============

(d) See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

                                                                                                    U.S. GOVERNMENT
                                                DYNATECH FUND     GROWTH FUND       INCOME FUND     SECURITIES FUND   UTILITIES FUND
                                                ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................  $  44,931,991   $   726,494,396   $ 7,936,248,925   $ 8,830,540,752   $1,631,485,299
                                                ====================================================================================
  Value ......................................    190,310,770     1,746,515,223   $ 7,874,367,563     8,977,614,196    1,763,325,035
 Repurchase agreements, at value and cost ....    263,445,000       716,786,906       295,232,613                --       36,731,617
 Cash ........................................             --                --                --            11,999               --
 Receivables:
  Investment securities sold .................        628,143           133,748         8,339,478                --       65,773,671
  Capital shares sold ........................      2,789,513         5,694,475        14,185,921        15,805,174        1,257,165
  Dividends and interest .....................         70,607         1,600,316       144,504,641        53,412,487       11,090,792
                                                ------------------------------------------------------------------------------------
     Total assets ............................    457,244,033     2,470,730,668     8,336,630,216     9,046,843,856    1,878,178,280
                                                ------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............        529,350                --         8,000,000        47,825,516               --
  Capital shares redeemed ....................        914,972         7,947,472        22,997,189        18,117,253        4,302,625
  Affiliates .................................        383,204         2,403,338         6,725,852         5,773,504        1,334,277
  Shareholders ...............................        465,206         3,373,417        16,495,850        18,226,016        4,500,223
 Payable upon return of securities loaned
  (Note 7) ...................................             --                --           724,959                --               --
 Other liabilities ...........................             --            25,925           556,928           323,857           83,755
                                                ------------------------------------------------------------------------------------
     Total liabilities .......................      2,292,732        13,750,152        55,500,778        90,266,146       10,220,880
                                                ------------------------------------------------------------------------------------
      Net assets, at value ...................  $ 454,951,301   $ 2,456,980,516   $ 8,281,129,438   $ 8,956,577,710   $1,867,957,400
                                                ====================================================================================
Net assets consist of:
 Undistributed net investment income .........  $   1,519,370   $     6,071,593   $     6,832,342   $     7,749,283   $    6,039,592
 Net unrealized appreciation (depreciation) ..    145,378,779     1,020,020,827       (61,935,114)      147,073,444      131,839,736
 Accumulated net realized gain (loss) ........       (806,005)          (11,991)       78,160,926      (350,510,604)      66,813,694
 Capital shares ..............................    308,859,157     1,430,900,087     8,258,071,284     9,152,265,587    1,663,264,378
                                                ------------------------------------------------------------------------------------
      Net assets, at value ...................  $ 454,951,301   $ 2,456,980,516   $ 8,281,129,438   $ 8,956,577,710   $1,867,957,400
                                                ------------------------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 1999 (UNAUDITED)


                                                                                                   U.S. GOVERNMENT
                                                    DYNATECH FUND   GROWTH FUND     INCOME FUND    SECURITIES FUND   UTILITIES FUND
                                                    --------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................  $402,182,283   $2,055,091,429  $7,208,990,619   $8,601,346,629   $1,812,981,105
                                                    ================================================================================
 Shares outstanding ..............................    18,444,258       63,202,726   3,204,245,625    1,257,625,277      187,023,907
                                                    ================================================================================
 Net asset value per share* ......................  $      21.81   $        32.52  $         2.25   $         6.84   $         9.69
                                                    ================================================================================
 Maximum offering price per share
  (net asset value per share / 94.25%, 94.25%,
   95.75%, 95.75%, and 95.75%, respectively) .....  $      23.14   $        34.50  $         2.35   $         7.14   $        10.12
                                                    ================================================================================
CLASS B:
 Net assets, at value ............................            --   $    5,063,982  $   28,806,705   $   18,020,403   $    1,367,321
                                                    ================================================================================
 Shares outstanding ..............................            --          155,974      12,803,590        2,636,323          140,917
                                                    ================================================================================
 Net asset value and maximum offering price per
  share* .........................................            --   $        32.47  $         2.25   $         6.84   $         9.70
                                                    ================================================================================
CLASS C:
 Net assets, at value ............................  $ 52,769,018   $  329,785,979  $1,025,868,267   $  312,715,591   $   39,754,256
                                                    ================================================================================
 Shares outstanding ..............................     2,461,066       10,298,255     454,467,469       45,865,688        4,104,416
                                                    ================================================================================
 Net asset value per share* ......................  $      21.44   $        32.02  $         2.26   $         6.82   $         9.69
                                                    ================================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) ............  $      21.66   $        32.34  $         2.28   $         6.89   $         9.79
                                                    ================================================================================
ADVISOR CLASS:
 Net assets, at value ............................            --   $   67,039,126  $   17,463,847   $   24,495,087   $   13,854,718
                                                    ================================================================================
 Shares outstanding ..............................            --        2,060,372       7,766,668        3,579,335        1,425,692
                                                    ================================================================================
 Net asset value and maximum offering price per
  share ..........................................            --   $        32.54  $         2.25   $         6.84   $         9.72
                                                    ================================================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                                                                     U.S. GOVERNMENT
                                                       DYNATECH FUND   GROWTH FUND    INCOME FUND    SECURITIES FUND  UTILITIES FUND
                                                       -----------------------------------------------------------------------------
Investment income:
 Dividends .........................................   $    238,172   $  8,043,147   $  96,752,462    $          --   $  45,710,347
 Interest ..........................................      3,809,251     13,800,077     256,397,292      322,732,768      11,161,323
                                                       -----------------------------------------------------------------------------
     Total investment income .......................      4,047,423     21,843,224     353,149,754      322,732,768      56,871,670
Expenses:
 Management fees (Note 3) ..........................        890,338      5,177,794      19,584,451       20,635,694       4,765,126
 Distribution fees (Note 3)
  Class A ..........................................        355,154      2,098,934       5,655,846        4,515,959       1,348,858
  Class B ..........................................             --          4,917          21,701           13,589           1,142
  Class C ..........................................        129,541      1,280,227       3,393,845          960,609         148,669
 Transfer agent fees (Note 3) ......................        200,820      1,512,923       4,009,130        3,746,597       1,388,647
 Custodian fees ....................................          1,406          5,568         292,888           47,713          14,465
 Reports to shareholders ...........................         75,950        296,590         941,753          978,485         318,526
 Registration and filing fees ......................         19,108         62,537         131,096           78,897          31,711
 Professional fees (Note 3) ........................          2,222         16,156         108,087          114,272          18,696
 Directors' fees and expenses ......................            817          6,014          28,835           30,705           6,996
 Other .............................................          2,149         19,576          92,623          104,798          25,844
                                                       -----------------------------------------------------------------------------
     Total expenses ................................      1,677,505     10,481,236      34,260,255       31,227,318       8,068,680
                                                       -----------------------------------------------------------------------------
      Net investment income ........................      2,369,918     11,361,988     318,889,499      291,505,450      48,802,990
                                                       -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................       (150,017)    11,822,261      58,903,377      (14,242,659)     66,817,073
  Foreign currency transactions ....................             --             --        (321,872)              --              --
                                                       -----------------------------------------------------------------------------
      Net realized gain (loss) .....................       (150,017)    11,822,261      58,581,505      (14,242,659)     66,817,073
 Net unrealized appreciation (depreciation) on:
  Investments ......................................     58,480,860    289,083,820    (324,633,314)    (185,989,099)   (326,004,321)
  Translation of assets and liabilities denominated
   in foreign currencies ...........................             --             --        (161,673)              --              --
                                                       -----------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) .....     58,480,860    289,083,820    (324,794,987)    (185,989,099)   (326,004,321)
                                                       -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............     58,330,843    300,906,081    (266,213,482)    (200,231,758)   (259,187,248)
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................   $ 60,700,761   $312,268,069   $  52,676,017    $  91,273,692   $(210,384,258)
                                                       =============================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 1998


                                                                       DynaTech Fund                       Growth Fund
                                                          --------------------------------------------------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                           March 31, 1999   September 30, 1998   March 31, 1999   September 30, 1998
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................   $   2,369,918      $   3,166,004      $   11,361,988     $   30,643,649
  Net realized gain (loss) from investments and foreign
   currency transactions ...............................        (150,017)         2,646,405          11,822,261          2,337,429
  Net unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies ...................      58,480,860             55,304         289,083,820         98,696,494
                                                          --------------------------------------------------------------------------
     Net increase in net assets resulting from
      operations .......................................      60,700,761          5,867,713         312,268,069        131,677,572
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................      (3,135,838)        (1,752,624)        (25,641,910)       (25,162,491)
   Class C .............................................        (124,904)           (30,919)         (2,012,481)        (1,440,530)
   Advisor Class .......................................              --                 --          (1,007,150)          (559,926)
  Net realized gains:
   Class A .............................................              --         (9,999,974)        (12,164,706)       (12,689,864)
   Class C .............................................              --           (253,737)         (1,558,870)        (1,116,441)
   Advisor Class .......................................              --                 --            (412,809)          (251,592)
                                                          --------------------------------------------------------------------------
 Total distributions to shareholders ...................      (3,260,742)       (12,037,254)        (42,797,926)       (41,220,844)
 Capital share transactions: (Note 2)
   Class A .............................................     132,862,760         33,897,043         187,211,027        118,026,556
   Class B .............................................              --                 --           4,989,965                 --
   Class C .............................................      36,425,701          9,007,974         109,724,371         65,767,634
   Advisor Class .......................................              --                 --          18,361,497         14,371,083
                                                          --------------------------------------------------------------------------
 Total capital share transactions ......................     169,288,461         42,905,017         320,286,860        198,165,273
     Net increase in net assets ........................     226,728,480         36,735,476         589,757,003        288,622,001
Net assets:
 Beginning of period ...................................     228,222,821        191,487,345       1,867,223,513      1,578,601,512
                                                          --------------------------------------------------------------------------
 End of period .........................................   $ 454,951,301      $ 228,222,821      $2,456,980,516     $1,867,223,513
                                                          ==========================================================================
Undistributed net investment income included in net
 assets:
 End of period .........................................   $   1,519,370      $   2,410,194      $    6,071,593     $   23,371,146
                                                          ==========================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 1998


                                                                     INCOME FUND                  U.S. GOVERNMENT SECURITIES FUND
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                           MARCH 31, 1999   SEPTEMBER 30, 1998   MARCH 31, 1999   SEPTEMBER 30, 1998
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................   $  318,889,499     $  601,278,083     $  291,505,450     $  620,560,396
  Net realized gain (loss) from investments and
   foreign currency transactions .......................       58,581,505         61,914,434        (14,242,659)       (19,483,269)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies .......     (324,794,987)      (499,281,870)      (185,989,099)       153,127,093
                                                          --------------------------------------------------------------------------
     Net increase in net assets resulting from
      operations .......................................       52,676,017        163,910,647         91,273,692        754,204,220
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................     (295,858,985)      (580,116,095)      (284,242,488)      (605,836,717)
   Class B .............................................         (175,921)                --            (85,034)                --
   Class C .............................................      (37,721,861)       (59,901,819)        (8,629,733)       (10,286,891)
   Advisor Class .......................................         (781,300)        (1,149,906)          (843,981)        (1,427,760)
  Net realized gains:
   Class A .............................................      (39,570,441)       (87,786,345)                --                 --
   Class C .............................................       (5,374,627)        (8,459,296)                --                 --
   Advisor Class .......................................         (111,728)          (152,675)                --                 --
                                                          --------------------------------------------------------------------------
 Total distributions to shareholders ...................     (379,594,863)      (737,566,136)      (293,801,236)      (617,551,368)
 Capital share transactions: (Note 2)
   Class A .............................................     (210,283,913)       476,200,885       (253,048,537)      (433,557,135)
   Class B .............................................       29,223,349                 --         18,064,184                 --
   Class C .............................................       51,399,882        381,864,680         47,392,007        147,302,002
 Advisor Class .........................................       (3,758,680)         9,638,333        (11,104,593)        21,365,919
                                                          --------------------------------------------------------------------------
 Total capital share transactions ......................     (133,419,362)       867,703,898       (198,696,939)      (264,889,214)
     Net increase (decrease) in net assets .............     (460,338,208)       294,048,409       (401,224,483)      (128,236,362)
Net assets:
 Beginning of period ...................................    8,741,467,646      8,447,419,237      9,357,802,193      9,486,038,555
                                                          --------------------------------------------------------------------------
 End of period .........................................   $8,281,129,438     $8,741,467,646     $8,956,577,710     $9,357,802,193
                                                          ==========================================================================
Undistributed net investment income included in net
 assets:
 End of period .........................................   $    6,832,342     $   42,789,225     $    7,749,283     $   10,045,069
                                                          ==========================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 1998


                                                                                           UTILITIES FUND
                                                                                 ------------------------------------
                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                  MARCH 31, 1999   SEPTEMBER 30, 1998
                                                                                 ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................   $    48,802,990     $    97,710,050
  Net realized gain from investments and foreign currency transactions .......        66,817,073          64,441,884
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ..................      (326,004,321)        243,719,485
                                                                                 ------------------------------------
Net increase (decrease) in net assets resulting from operations ..............      (210,384,258)        405,871,419
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................       (49,105,956)        (97,138,958)
   Class B ...................................................................           (10,282)                 --
   Class C ...................................................................          (959,241)         (1,326,251)
   Advisor Class .............................................................          (349,384)           (572,152)
  Net realized gains:
   Class A ...................................................................       (61,725,940)        (49,822,909)
   Class C ...................................................................        (1,415,891)           (578,595)
   Advisor Class .............................................................          (393,447)           (244,503)
                                                                                 ------------------------------------
 Total distributions to shareholders .........................................      (113,960,141)       (149,683,368)
 Capital share transactions: (Note 2)
   Class A ...................................................................        73,255,718        (150,106,983)
   Class B ...................................................................         1,464,883                  --
   Class C ...................................................................         6,346,254          15,244,227
   Advisor Class .............................................................         2,409,937           3,601,051
                                                                                 ------------------------------------
 Total capital share transactions ............................................        83,476,792        (131,261,705)
     Net increase (decrease) in net assets ...................................      (240,867,607)        124,926,346
Net assets:
 Beginning of period .........................................................     2,108,825,007       1,983,898,661
                                                                                 ------------------------------------
 End of period ...............................................................   $ 1,867,957,400     $ 2,108,825,007
                                                                                 ====================================
Undistributed net investment income included in net assets:
 End of period ...............................................................   $     6,039,592     $     7,661,465
                                                                                 ====================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

CAPITAL GROWTH        GROWTH AND INCOME     CURRENT INCOME
-------------------------------------------------------------------------------
DynaTech Fund         Income Fund           U.S. Government     Securities Fund
Growth Fund           Utilities Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on the securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1999, all outstanding repurchase agreements held by the Funds had been entered into on that date.

d. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK


The Funds, except the DynaTech Fund, offer four classes of shares: Class A, Class B, Class C, and Advisor Class. The DynaTech Fund offers two classes of shares: Class A and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Funds began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 1999, there were 23 billion shares authorized ($0.01 par value), allocated to the Funds as follows (in millions):

                                                                    U.S. Government
                        DynaTech Fund   Growth Fund   Income Fund   Securities Fund   Utilities Fund
----------------------------------------------------------------------------------------------------
Class A ..............       250             250         4,600           2,500              400
Class B ..............       500             750         1,000           1,000              750
Class C ..............       250             250         3,600           2,500              400
Advisor Class ........        --           1,000         1,000           1,000            1,000

Transactions in the Funds' shares were as follows:

                                                           DYNATECH FUND                        GROWTH FUND
                                                  --------------------------------------------------------------------
                                                     SHARES              AMOUNT          SHARES             AMOUNT
                                                  --------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 1999
 Shares sold ....................................    10,444,826      $ 216,560,956       15,216,524      $ 473,438,104
 Shares issued in reinvestment of distributions..       127,526          2,500,791        1,118,742         34,680,808
 Shares redeemed ................................    (4,230,811)       (86,198,987)     (10,371,257)      (320,907,885)
                                                  --------------------------------------------------------------------
 Net increase ...................................     6,341,541      $ 132,862,760        5,964,009      $ 187,211,027
                                                  ====================================================================
Year ended September 30, 1998
 Shares sold ....................................     6,750,544      $ 118,551,094       16,876,245      $ 478,773,933
 Shares issued in reinvestment of distributions..       600,645         10,126,853        1,274,095         34,617,093
 Shares redeemed ................................    (5,425,966)       (94,780,904)     (13,907,716)      (395,364,470)
                                                  --------------------------------------------------------------------
 Net increase ...................................     1,925,223      $  33,897,043        4,242,624      $ 118,026,556
                                                  ====================================================================
CLASS B SHARES:
Period ended March 31, 1999(1)
 Shares sold ....................................            --                 --          156,973      $   5,022,361
 Shares issued in reinvestment of distributions..            --                 --               --                 --
 Shares redeemed ................................            --                 --             (999)           (32,396)
                                                  --------------------------------------------------------------------
 Net increase ...................................            --                 --          155,974      $   4,989,965
                                                  ====================================================================

(1) For the period January 1, 1999 (effective date) to March 31, 1999.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK (cont.)

                                                                DYNATECH FUND                           GROWTH FUND
                                                     -------------------------------------------------------------------------------
                                                           SHARES            AMOUNT               SHARES            AMOUNT
                                                     -------------------------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 1999
 Shares sold .....................................        1,986,711      $    41,131,933         4,659,963      $   143,834,310
 Shares issued in reinvestment of distributions ..            6,124              118,381           108,413            3,318,538
 Shares redeemed .................................         (236,891)          (4,824,613)       (1,214,337)         (37,428,477)
                                                     -------------------------------------------------------------------------------
 Net increase ....................................        1,755,944      $    36,425,701         3,554,039      $   109,724,371
                                                     ===============================================================================
Year ended September 30, 1998
 Shares sold .....................................          664,798      $    11,517,361         3,446,754      $    96,492,539
 Shares issued in reinvestment of distributions ..           16,410              274,674            88,123            2,369,656
 Shares redeemed .................................         (161,064)          (2,784,061)       (1,181,670)         (33,094,561)
                                                     -------------------------------------------------------------------------------
 Net increase ....................................          520,144      $     9,007,974         2,353,207      $    65,767,634
                                                     ===============================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 1999
 Shares sold .....................................               --                   --           760,535      $    23,484,992
 Shares issued in reinvestment of distributions ..               --                   --            45,473            1,409,672
 Shares redeemed .................................               --                   --          (208,246)          (6,533,167)
                                                     -------------------------------------------------------------------------------
 Net increase ....................................               --                   --           597,762      $    18,361,497
                                                     ===============================================================================
Year ended September 30, 1998
 Shares sold .....................................               --                   --           742,913      $    21,088,014
 Shares issued in reinvestment of distributions ..               --                   --            29,525              801,892
 Shares redeemed .................................               --                   --          (261,759)          (7,518,823)
                                                     -------------------------------------------------------------------------------
 Net increase ....................................               --                   --           510,679      $    14,371,083
                                                     ===============================================================================

                                                                                                      U.S. GOVERNMENT
                                                                 INCOME FUND                          SECURITIES FUND
                                                     -------------------------------------------------------------------------------
                                                         SHARES               AMOUNT             SHARES             AMOUNT
                                                     -------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 1999
 Shares sold .....................................      199,542,466      $   462,309,795       134,037,900      $   922,018,527
 Shares issued in reinvestment of distributions ..       87,333,450          202,310,539        21,067,898          144,871,480
 Shares redeemed .................................     (379,349,517)        (874,904,247)     (191,936,936)      (1,319,938,544)
                                                     -------------------------------------------------------------------------------
 Net decrease ....................................      (92,473,601)     $  (210,283,913)      (36,831,138)     $  (253,048,537)
                                                     ===============================================================================
Year ended September 30, 1998
 Shares sold .....................................      630,074,991      $ 1,551,286,174       166,821,011      $ 1,151,492,514
 Shares issued in connection with tax-free merger*       83,468,440          205,332,362                --                   --
 Shares issued in reinvestment of distributions ..      164,917,373          405,797,953        42,846,891          294,856,000
 Shares redeemed .................................     (688,362,366)      (1,686,215,604)     (272,493,464)      (1,879,905,649)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) .........................      190,098,438      $   476,200,885       (62,825,562)     $  (433,557,135)
                                                     ===============================================================================
CLASS B SHARES:
Period ended March 31, 1999(1)
 Shares sold .....................................       12,846,709      $    29,322,186         2,668,349      $    18,283,754
 Shares issued in reinvestment of distributions ..           42,693               95,570             8,026               54,647
 Shares redeemed .................................          (85,812)            (194,407)          (40,052)            (274,217)
                                                     -------------------------------------------------------------------------------
 Net increase ....................................       12,803,590      $    29,223,349         2,636,323      $    18,064,184
                                                     ===============================================================================

(1) For the period January 1, 1999 (effective date) to March 31, 1999.

* During the year ended September 30, 1998, the Income Fund acquired the net assets of the Franklin Principal Maturity Trust pursuant to a plan of reorganization approved by the Fund's shareholders.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK (cont.)

                                                                                                    U.S. GOVERNMENT
                                                                 INCOME FUND                        SECURITIES FUND
                                                     ----------------------------------------------------------------------
                                                           SHARES           AMOUNT              SHARES           AMOUNT
                                                     ----------------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 1999
 Shares sold .....................................       67,372,261      $ 156,914,488        15,962,521      $ 109,612,475
 Shares issued in reinvestment of distributions ..       12,116,631         28,175,019           870,715          5,968,316
 Shares redeemed .................................      (57,819,469)      (133,689,625)       (9,944,418)       (68,188,784)
                                                     ----------------------------------------------------------------------
 Net increase ....................................       21,669,423      $  51,399,882         6,888,818      $  47,392,007
                                                     ======================================================================
Year ended September 30, 1998
 Shares sold .....................................      195,225,220      $ 482,543,161        28,331,456      $ 195,095,336
 Shares issued in reinvestment of distributions ..       18,087,826         44,486,191         1,020,467          7,008,019
 Shares redeemed .................................      (59,466,410)      (145,164,672)       (7,961,919)       (54,801,353)
                                                     ----------------------------------------------------------------------
 Net increase ....................................      153,846,636      $ 381,864,680        21,390,004      $ 147,302,002
                                                     ======================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 1999
 Shares sold .....................................          843,392      $   1,952,810         1,742,093      $  11,995,728
 Shares issued in reinvestment of distributions ..          353,135            817,902           107,105            737,654
 Shares redeemed .................................       (2,784,388)        (6,529,392)       (3,457,649)       (23,837,975)
                                                     ----------------------------------------------------------------------
 Net decrease ....................................       (1,587,861)     $  (3,758,680)       (1,608,451)     $ (11,104,593)
                                                     ======================================================================
Year ended September 30, 1998
 Shares sold .....................................        4,656,243      $  11,256,541         6,196,861      $  42,832,286
 Shares issued in reinvestment of distributions ..          488,818          1,197,290           176,791          1,217,749
 Shares redeemed .................................       (1,156,742)        (2,815,498)       (3,283,856)       (22,684,116)
                                                     ----------------------------------------------------------------------
 Net increase ....................................        3,988,319      $   9,638,333         3,089,796      $  21,365,919
                                                     ======================================================================

                                                                                                      UTILITIES FUND
                                                                                              -----------------------------
                                                                                                  SHARES          AMOUNT
                                                                                              -----------------------------
CLASS A SHARES:
Six months ended March 31, 1999
 Shares sold .............................................................................      21,688,655    $ 240,374,765
 Shares issued in reinvestment of distributions...........................................       7,812,205       83,287,273
 Shares redeemed .........................................................................     (23,279,322)    (250,406,320)
                                                                                              -----------------------------
 Net increase ............................................................................       6,221,538    $  73,255,718
                                                                                              =============================
Year ended September 30, 1998
 Shares sold .............................................................................      20,202,105    $ 216,397,168
 Shares issued in reinvestment of distributions...........................................      10,580,531      112,600,891
 Shares redeemed .........................................................................     (44,515,255)    (479,105,042)
                                                                                              -----------------------------
 Net decrease ............................................................................     (13,732,619)   $(150,106,983)
                                                                                              =============================
CLASS B SHARES:
Period ended March 31, 1999(1)
 Shares sold .............................................................................         140,122    $   1,457,067
 Shares issued in reinvestment of distributions...........................................             812            7,982
 Shares redeemed .........................................................................             (17)            (166)
                                                                                              -----------------------------
 Net increase ............................................................................         140,917    $   1,464,883
                                                                                              =============================

(1) For the period January 1, 1999 (effective date) to March 31, 1999.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK (cont.)

                                                         UTILITIES FUND
                                                  ------------------------------
                                                      SHARES          AMOUNT
                                                  ------------------------------
CLASS C SHARES:
Six months ended March 31, 1999
 Shares sold ..................................      1,595,033     $ 17,591,808
 Shares issued in reinvestment of distributions        178,623        1,906,108
 Shares redeemed ..............................     (1,250,105)     (13,151,662)
                                                  ------------------------------
 Net increase .................................        523,551     $  6,346,254
                                                  ==============================
Year ended September 30, 1998
 Shares sold ..................................      2,055,247     $ 22,366,990
 Shares issued in reinvestment of distributions        139,963        1,492,613
 Shares redeemed ..............................       (799,899)      (8,615,376)
                                                  ------------------------------
 Net increase .................................      1,395,311     $ 15,244,227
                                                  ==============================
ADVISOR CLASS SHARES:
Six months ended March 31, 1999
 Shares sold ..................................        600,312     $  6,498,609
 Shares issued in reinvestment of distributions         61,085          649,057
 Shares redeemed ..............................       (434,121)      (4,737,729)
                                                  ------------------------------
 Net increase .................................        227,276     $  2,409,937
                                                  ==============================
Year ended September 30, 1998
 Shares sold ..................................      1,530,293     $ 16,618,957
 Shares issued in reinvestment of distributions         61,776          659,656
 Shares redeemed ..............................     (1,262,420)     (13,677,562)
                                                  ------------------------------
 Net increase .................................        329,649     $  3,601,051
                                                  ==============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, LLC (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), investment manager of all Funds except the Growth Fund, the Growth Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Funds, except the Growth Fund, pay an investment management fee to Advisers, and the Growth Fund pays an investment management fee to Investment Advisory based on the net assets of the Funds as follows:

      ANNUALIZED FEE RATE    MONTH-END NET ASSETS
      --------------------------------------------------------------------------
            .625%            First $100 million
            .500%            Over $100 million, up to and including $250 million
            .450%            Over $250 million, up to and including $10 billion
            .440%            Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

The Income, Utilities and U.S. Government Securities Funds reimburse Distributors up to .15%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively and the Growth and DynaTech Funds reimburse Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds shares, and received contingent deferred sales charges for the period as follows:

                                                                            U.S. GOVERNMENT
                                   DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                   ------------------------------------------------------------------------
Net commissions paid ............    $ 108,182     $ 749,463   $ 1,779,893    $ 2,536,405      $ 141,403
Contingent deferred sales charges    $  14,915     $  94,377   $   337,530    $   130,027      $  23,223

Included in professional fees are legal fees of $37,936 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At September 30, 1998, the U.S. Government Securities Fund had tax basis capital losses of $318,019,444 which may be carried over to offset future capital gains. Such losses expire as follows:


                                                                 U.S. GOVERNMENT
                                                                 SECURITIES FUND
                                                                 ---------------
Capital loss carryovers expiring in: 1999 ...................      $ 67,082,683
                                     2002 ...................       111,364,839
                                     2003 ...................         3,698,366
                                     2004 ...................        57,539,178
                                     2005 ...................        50,054,906
                                     2006 ...................        28,279,472
                                                                 ---------------
                                                                   $318,019,444
                                                                 ===============

At September 30, 1998 the DynaTech Fund and the U.S. Government Securities Fund have deferred capital losses occurring subsequent to October 31, 1997 of $655,988 and $18,248,501, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 1999.

On September 30, 1998, the U.S. Government Securities Fund had expired capital loss carryovers of $74,910,973, which were reclassified to paid-in-capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At March 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                U.S. GOVERNMENT
                                            DYNATECH FUND     GROWTH FUND       INCOME FUND     SECURITIES FUND  UTILITIES FUND
                                            ----------------------------------------------------------------------------------------
Investments at cost ......................  $ 308,376,991   $ 1,443,281,302   $ 8,231,481,538    $8,830,540,75   $ 1,668,219,316
                                            ========================================================================================
Unrealized appreciation ..................    145,874,251     1,030,339,988       778,849,446      175,433,024       198,063,857
Unrealized depreciation ..................       (495,472)      (10,319,161)     (840,730,808)     (28,359,580)      (66,226,521)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $ 145,378,779   $ 1,020,020,827   $   (61,881,362)   $ 147,073,444   $   131,837,336
                                            ========================================================================================

FRANKLIN CUSTODIAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1999 were as follows:

                                                                     U.S. GOVERNMENT
                  DYNATECH FUND    GROWTH FUND      INCOME FUND      SECURITIES FUND   UTILITIES FUND
                  -----------------------------------------------------------------------------------
Purchases .....    $14,657,252     $168,939,409     $471,601,868     $1,135,329,568     $578,696,105
Sales .........    $ 5,432,871     $ 24,796,097     $632,193,995     $1,116,440,744     $571,122,671

6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 38.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 1999, the Income Fund held defaulted securities with a value aggregating $1,147,500, representing .01% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.

The Utilities Fund has investments in excess of 10% of its total net assets in the Utilities industry. The Income Fund has investments in excess of 10% of its total net assets in various foreign government agencies. Such concentration may subject the Funds more significantly to economic changes occurring within that industry/sector.


7. LENDING OF PORTFOLIO SECURITIES

The Income Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $28,985 for the period ended March 31, 1999. The value of the loaned securities was $781,425 at March 31, 1999. The Fund has received sufficient cash collateral to meet these commitments.


68